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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-47371) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 76

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 77



                     VANGUARD FIXED INCOME SECURITIES FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                            R.GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


        IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON MAY 31, 2005,
                     PURSUANT TO PARAGRAPH (A) OF RULE 485.

                                 VANGUARD(R) BOND FUNDS

            Investor Shares & Admiral(TM) Shares . May 31, 2005

This prospectus
contains financial data
for the Funds through
the fiscal year ended
January 31, 2005.


                                               VANGUARD SHORT-TERM TREASURY FUND

                                                VANGUARD SHORT-TERM FEDERAL FUND

                                       VANGUARD SHORT-TERM INVESTMENT-GRADE FUND

                                        VANGUARD INTERMEDIATE-TERM TREASURY FUND

                                VANGUARD INTERMEDIATE-TERM INVESTMENT-GRADE FUND

                                                              VANGUARD GNMA FUND

                                                VANGUARD LONG-TERM TREASURY FUND

                                        VANGUARD LONG-TERM INVESTMENT-GRADE FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD BOND FUNDS
Investor Shares and Admiral Shares

Prospectus
May 31, 2005

================================================================================
CONTENTS
================================================================================
  1 AN INTRODUCTION TO VANGUARD BOND FUNDS

  2 FUND PROFILES
    2 Vanguard Short-Term Treasury Fund
    5 Vanguard Short-Term Federal Fund
    8 Vanguard Short-Term Investment-Grade Fund
   11 Vanguard Intermediate-Term Treasury Fund
   14 Vanguard Intermediate-Term Investment-Grade Fund
   18 Vanguard GNMA Fund
   21 Vanguard Long-Term Treasury Fund
   24 Vanguard Long-Term Investment-Grade Fund
 28 MORE ON THE FUNDS
 38 THE FUNDS AND VANGUARD
 38 INVESTMENT ADVISORS
 41 DIVIDENDS, CAPITAL GAINS, AND TAXES
 42 SHARE PRICE
 43 FINANCIAL HIGHLIGHTS
 53 INVESTING WITH VANGUARD
   53 Buying Shares
   55 Converting Shares
   56 Redeeming Shares
   59 Exchanging Shares
   60 Other Rules You Should Know
   63 Fund and Account Updates
   65 Contacting Vanguard

 GLOSSARY OF INVESTMENT TERMS
================================================================================

================================================================================
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

================================================================================
SHARE CLASS OVERVIEW

This prospectus offers Investor Shares and Admiral Shares for all of the Funds. Please note that Admiral Shares are NOT available to:

- SIMPLE IRAs and 403(b)(7) custodial accounts;

- Other retirement plan accounts receiving special administrative services from Vanguard; or

- Accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers Institutional Shares of Vanguard Short-Term Investment-Grade Fund. Institutional Shares are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $50 million.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VANGUARD BOND FUNDS

The Vanguard Bond Funds are ten separate mutual funds, eight of which we offer through this prospectus (Vanguard High-Yield Corporate Fund and Vanguard Inflation Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide current income by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Investment-Grade Fund generally providing the most income.

=======================================================================================
                                                                      DOLLAR-WEIGHTED
FUND                                 PRIMARY INVESTMENTS             AVERAGE MATURITY
---------------------------------------------------------------------------------------
Short-Term Treasury                  U.S. Treasury bonds                1-3 years
Short-Term Federal                   U.S. government agency bonds       1-3 years
Short-Term Investment-Grade          Investment-grade bonds             1-3 years
Intermediate-Term Treasury           U.S. Treasury bonds               5-10 years
Intermediate-Term Investment-Grade   Investment-grade bonds            5-10 years
GNMA                                 GNMA mortgage certificates    Generally 3-10 years
Long-Term Treasury                   U.S. Treasury bonds              15-30 years
Long-Term Investment-Grade           Investment-grade bonds           15-25 years
---------------------------------------------------------------------------------------

BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

                      HOW INTEREST RATE CHANGES AFFECT
                        THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

 On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus.

2

FUND PROFILE-- VANGUARD(R) SHORT-TERM TREASURY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income while maintaining limited price volatility.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended Month dd, yyyy, was x.xx%.

      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

================================================================================
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM TREASURY FUND
 INVESTOR SHARES
 Return Before Taxes                         x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx           x.xx           x.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                        x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM TREASURY FUND ADMIRAL SHARES*
 Return Before Taxes                         x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR U.S. TREASURY BOND INDEX (reflects
 no deduction for fees, expenses, or taxes)  x.xx%          x.xx%          x.xx%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 13, 2001, through December 31, 2004, the average annual total returns were x.xx% for the Admiral Shares and x.xx% for the Lehman Brothers 1-5 Year U.S. Treasury Bond Index.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2005.


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:               None             None
Purchase Fee:                                           None             None
Sales Charge (Load) Imposed on Reinvested Dividends:    None             None
Redemption Fee:                                         None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                    0.xx%            0.xx%
12b-1 Distribution Fee:                                 None             None
Other Expenses:                                         0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                  0.XX%            0.XX%

*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa., since inception                  Investor Shares--STTsry
                                      Admiral Shares--STsryAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--October 28, 1991     Investor Shares--32
Admiral Shares--February 13, 2001     Admiral Shares--532


NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2005                      Investor Shares--922031703
$x.x billion                          Admiral Shares--922031851


SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VFISX
                                      Admiral Shares--VFIRX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs (excluding SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
================================================================================

FUND PROFILE-- VANGUARD(R) SHORT-TERM FEDERAL FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide current income while maintaining limited price volatility.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in short-term bonds issued by U.S. government and its agencies and instrumentalities, many of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be very low for the Fund because it invests only in bonds issued by U.S. government agencies and instrumentalities.

6


- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended Month dd, yyyy, was x.xx%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

================================================================================
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM FEDERAL FUND
 INVESTOR SHARES
 Return Before Taxes                         x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx           x.xx           x.xx
 Return After Taxes on Distributions
  and Sale of Fund Shares                    x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM FEDERAL FUND
 ADMIRAL SHARES*
 Return Before Taxes                         x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT
 BOND INDEX (reflects no deduction for fees,
 expenses, or taxes)                         x.xx%          x.xx%          x.xx%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2004, the average annual total returns were x.xx% for the Admiral Shares and x.xx% for the Lehman Brothers 1-5 Year U.S.
 Government Bond Index.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2005.


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None             None
Purchase Fee:                                            None             None
Sales Charge (Load) Imposed on Reinvested Dividends:     None             None
Redemption Fee:                                          None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.xx%            0.xx%
12b-1 Distribution Fee:                                  None             None
Other Expenses:                                          0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%            0.XX%

*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

8


================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa., since inception                  Investor Shares--STFed
                                      Admiral Shares--STFedAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--December 31, 1987    Investor Shares--49
Admiral Shares--February 12, 2001     Admiral Shares--549


NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2005                      Investor Shares--922031604
$x.x billion                          Admiral Shares--922031844


SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VSGBX
                                      Admiral Shares--VSGDX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs (excluding SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
================================================================================

FUND PROFILE-- VANGUARD(R) SHORT-TERM INVESTMENT-GRADE FUND

The following profile summarizes key features of Vanguard Short-Term Investment-Grade Fund. (Prior to August 19, 2004, this Fund was known as Vanguard Short-Term Corporate Fund.)


INVESTMENT OBJECTIVE

The Fund seeks to provide current income while maintaining limited price volatility.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
           ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended Month dd, yyyy, was x.xx%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

10

================================================================================
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM INVESTMENT-GRADE FUND
 INVESTOR SHARES
 Return Before Taxes                         x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx           x.xx           x.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                        x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM INVESTMENT-GRADE FUND
 ADMIRAL SHARES*
 Return Before Taxes                         x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR U.S. CREDIT INDEX (reflects no
 deduction for fees, expenses, or taxes)     x.xx%          x.xx%          x.xx%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2004, the average annual total returns were x.xx% for the Admiral Shares and x.xx% for the Lehman Brothers 1-5 Year U.S. Credit Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2005.


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None             None
Purchase Fee:                                            None             None
Sales Charge (Load) Imposed on Reinvested Dividends:     None             None
Redemption Fee:                                          None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.xx%            0.xx%
12b-1 Distribution Fee:                                   None            None
Other Expenses:                                          0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%            0.XX%

*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa., since inception                  Investor Shares--STIGrade
                                      Admiral Shares--STIGradeAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--October 29, 1982     Investor Shares--39
Admiral Shares--February 12, 2001     Admiral Shares--539


NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2005                      Investor Shares--922031406
$x.x billion                          Admiral Shares--922031836


SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VFSTX
                                      Admiral Shares--VFSUX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs (excluding SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
================================================================================

FUND PROFILE--VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate and sustainable level of current income.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

12

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended Month dd, yyyy, was x.xx%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

================================================================================
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TREASURY FUND
 INVESTOR SHARES
 Return Before Taxes                         x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx           x.xx           x.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                        x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TREASURY FUND
 ADMIRAL SHARES*
 Return Before Taxes                         x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 5-10 YEAR U.S. TREASURY BOND INDEX (reflects no
 deduction for fees, expenses, or taxes)     x.xx%          x.xx%          x.xx%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2004, the average annual total returns were xx.x% for the Fund's Admiral Shares and xx.x% for the Lehman Brothers 5-10 Year U.S. Treasury Bond Index.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2005.


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None             None
Purchase Fee:                                            None             None
Sales Charge (Load) Imposed on Reinvested Dividends:     None             None
Redemption Fee:                                          None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.xx%            0.xx%
12b-1 Distribution Fee:                                   None            None
Other Expenses:                                          0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%            0.XX%

*A $5 fee applies to wire redemptions under $5,000.

14

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa., since inception                  Investor Shares--ITTsry
                                      Admiral Shares--ITsryAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--October 28, 1991     Investor Shares--35
Admiral Shares--February 12, 2001     Admiral Shares--535


NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2005                      Investor Shares--922031802
$x.x billion                          Admiral Shares--922031828


SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VFITX
                                      Admiral Shares--VFIUX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs (excluding SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
================================================================================


FUND PROFILE--VANGUARD(R) INTERMEDIATE-TERM INVESTMENT-GRADE FUND

The following profile summarizes key features of Vanguard Intermediate-Term Investment-Grade Fund. (Prior to August 19, 2004, this Fund was known as Vanguard Intermediate-Term Corporate Fund.)

INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate and sustainable level of current income.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income security bonds. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's, or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

16

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended Month dd, yyyy, was x.xx%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

================================================================================
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM INVESTMENT-GRADE FUND
 INVESTOR SHARES
 Return Before Taxes                         x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx           x.xx           x.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                        x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM INVESTMENT-GRADE FUND
 ADMIRAL SHARES*
 Return Before Taxes                         x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 5-10 YEAR U.S. CREDIT INDEX (reflects no
 deduction for fees, expenses, or taxes)     x.xx%          x.xx%          x.xx%
 or taxes)
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2004, the average annual total returns were xx.x% for the Admiral Shares and xx.x% for the Lehman Brothers 5-10 Year U.S. Credit Index.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2005.


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                None             None
Purchase Fee:                                            None             None
Sales Charge (Load) Imposed on Reinvested Dividends:     None             None
Redemption Fee:                                          None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.xx%            0.xx%
12b-1 Distribution Fee:                                   None            None
Other Expenses:                                          0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%            0.XX%

*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

18

================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISER
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa., since inception                  Investor Shares--ITIGrade
                                      Admiral Shares--ITIGradeAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--November 1, 1993     Investor Shares--71
Admiral Shares--February 12, 2001     Admiral Shares--571


NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2005                      Investor Shares--922031885
$x.x billion                          Admiral Shares--922031810


SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VFICX
                                      Admiral Shares--VFIDX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs (excluding SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
================================================================================


FUND PROFILE--VANGUARD(R) GNMA FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate level of current income.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years). For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended Month dd, yyyy, was x.xx%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

20

================================================================================
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD GNMA FUND INVESTOR SHARES
 Return Before Taxes                         x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx           x.xx           x.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                        x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD GNMA FUND ADMIRAL SHARES*
 Return Before Taxes                         x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS GNMA BOND INDEX
 (reflects no deduction for fees,
 expenses, or taxes)                         x.xx%          x.xx%          x.xx%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2004, the average annual total returns were xx.x% for the Admiral Shares and xx.x% for the Lehman Brothers GNMA Bond Index.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2005.


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None             None
Purchase Fee:                                            None             None
Sales Charge (Load) Imposed on Reinvested Dividends:     None             None
Redemption Fee:                                          None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.xx%            0.xx%
12b-1 Distribution Fee:                                   None            None
Other Expenses:                                          0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%            0.XX%

*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
Wellington Management Company, LLP,   NEWSPAPER ABBREVIATION
Boston, Mass., since inception        Investor Shares--GNMA
                                      Admiral Shares--GNMAAdml
INCEPTION DATE
Investor Shares--June 27, 1980        VANGUARD FUND NUMBER
Admiral Shares--February 12, 2001     Investor Shares--36
                                      Admiral Shares--536
NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2005                      CUSIP NUMBER
$x.x billion                          Investor Shares--922031307
                                      Admiral Shares--922031794
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VFIIX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VFIJX
 Investor Shares--$3,000; $1,000 for
IRAs (excluding SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
================================================================================



FUND PROFILE-- VANGUARD(R) LONG-TERM TREASURY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

22

PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons (interest rates) before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended Month dd, yyyy, was x.xx%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

================================================================================
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD LONG-TERM TREASURY FUND INVESTOR SHARES
 Return Before Taxes                         x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx           x.xx           x.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                        x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD LONG-TERM TREASURY FUND
 ADMIRAL SHARES*
 Return Before Taxes                         x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS LONG U.S. TREASURY BOND INDEX
 (reflects no deduction for fees, expenses,
  or taxes)                                  x.xx%          x.xx%          x.xx%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2004, the average annual total returns were xx.x% for the Admiral Shares and xx.x% for the Lehman Brothers Long U.S. Treasury Bond Index.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2005.


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None             None
Purchase Fee:                                            None             None
Sales Charge (Load) Imposed on Reinvested Dividends:     None             None
Redemption Fee:                                          None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.xx%            0.xx%
12b-1 Distribution Fee:                                   None            None
Other Expenses:                                          0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%            0.XX%

*A $5 fee applies to wire redemptions under $5,000.

24

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa., since inception                  Investor Shares--LTTsry
                                      Admiral Shares--LTsryAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--May 19, 1986         Investor Shares--83
Admiral Shares--February 12, 2001     Admiral Shares--583


NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2005                      Investor Shares--922031505
$x.x billion                          Admiral Shares--922031786


SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VUSTX
                                      Admiral Shares--VUSUX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs (excluding SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
================================================================================



FUND PROFILE-- VANGUARD(R) LONG-TERM INVESTMENT-GRADE FUND

The following profile summarizes key features of Vanguard Long-Term Investment-Grade Fund. (Prior to August 19, 2004, this Fund was known as Vanguard Long-Term Corporate Fund.)

INVESTMENT OBJECTIVE

The Fund seeks to provide a high and sustainable level of current income.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade fixed income securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's, or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

26

      ----------------------------------------------------
            ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar quarter, which ended Month dd, yyyy, was x.xx%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended month dd, yyyy).

================================================================================
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VANGUARD LONG-TERM INVESTMENT-GRADE FUND
 INVESTOR SHARES
 Return Before Taxes                         x.xx%          x.xx%          x.xx%
 Return After Taxes on Distributions         x.xx           x.xx           x.xx
 Return After Taxes on Distributions and
  Sale of Fund Shares                        x.xx           x.xx           x.xx
--------------------------------------------------------------------------------
VANGUARD LONG-TERM INVESTMENT-GRADE FUND
 ADMIRAL SHARES*
 Return Before Taxes                         x.xx%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS LONG CREDIT AA OR BETTER BOND INDEX
 (reflects no deduction for fees, expenses,
  or taxes)                                  x.xx%          x.xx%          x.xx%
--------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2004, the average annual total returns were xx.x% for the Admiral Shares and xx.x% for the Lehman Brothers Long Credit A or Better
 Bond Index.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2005.


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None             None
Purchase Fee:                                            None             None
Sales Charge (Load) Imposed on Reinvested Dividends:     None             None
Redemption Fee:                                          None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.xx%            0.xx%
12b-1 Distribution Fee:                                   None            None
Other Expenses:                                          0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.XX%            0.XX%

*A $5 fee applies to wire redemptions under $5,000.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $xx      $xxx      $xxx      $xxx
Admiral Shares         xx       xxx       xxx       xxx
---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

28



================================================================================
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
Wellington Management Company, LLP,   NEWSPAPER ABBREVIATION
Boston, Mass., since inception        Investor Shares--LTIGrade
                                      Admiral Shares--LTIGradeAdml
INCEPTION DATE
Investor Shares--July 9, 1973         VANGUARD FUND NUMBER
Admiral Shares--February 12, 2001     Investor Shares--28
                                      Admiral Shares--568
NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2005                      CUSIP NUMBER
$xx billion                           Investor Shares--922031109
                                      Admiral Shares--922031778
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VWESX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VWETX
 Investor Shares--$3,000; $1,000 for
IRAs (excluding SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
================================================================================


MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus.
It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, each Fund's 80% investment policy may be changed upon 60 days' notice to shareholders.


MARKET EXPOSURE

FLAG
EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

 Changes in interest rates can affect bond income as well as bond prices.

FLAG
EACH FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT A FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME DECLINES WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.


 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Mortgage-backed securities, however, are different. In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.


================================================================================
                               PLAIN TALK ABOUT
                                BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
================================================================================

 Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

FLAG
EACH FUND (OTHER THAN THE GNMA FUND) IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (INTEREST RATES) BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.

30

 Call risk should be low for the Intermediate-Term Investment-Grade Fund and the various Short-Term and Treasury Funds, and moderate for the Long-Term Investment-Grade Fund.


================================================================================
                               PLAIN TALK ABOUT
                                CALLABLE BONDS

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with another bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons or interest rates, which make them less likely to be called.
================================================================================

FLAG
EACH FUND IS SUBJECT TO PREPAYMENT RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, HOMEOWNERS WILL REFINANCE THEIR MORTGAGES BEFORE THEIR MATURITY DATES, RESULTING IN PREPAYMENT OF MORTGAGE-BACKED SECURITIES HELD BY THE FUND. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.

 Prepayment risk is high for the GNMA Fund, and low for the other Funds.

FLAG
EACH FUND, EXCEPT THE SHORT-, INTERMEDIATE-, AND LONG-TERM TREASURY FUNDS, IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.


================================================================================
                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
================================================================================

 In absolute terms, the credit quality of each Fund is high or upper-medium, and, therefore, credit risk should be low. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds (which invest primarily in U.S. Treasury-issued securities) have the lowest credit risk--and generally the lowest yields--among the Funds. By contrast, the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, and Long-Term Investment-Grade Funds generally have the highest credit risk--and generally the highest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc., as of January 31, 2005.

-------------------------------------------------------
FUND                                    AVERAGE QUALITY
-------------------------------------------------------
Short-Term Treasury                          Treasury
Short-Term Federal                             Agency
Short-Term Investment-Grade                       Aa3
Intermediate-Term Treasury                   Treasury
Intermediate-Term Investment-Grade                 A1
GNMA                                         Treasury
Long-Term Treasury                           Treasury
Long-Term Investment-Grade                         A1
-------------------------------------------------------


 The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.


---------------------------------------------------------------------------------------------------
           CREDIT RATINGS OF THE FUNDS' INVESTMENTS (PERCENTAGE OF FUND ASSETS)
---------------------------------------------------------------------------------------------------
                         ISSUED OR BACKED       HIGH OR                     NON-INVESTMENT-GRADE
                        BY U.S. GOV'T., ITS     HIGHEST      UPPER              OR UNRATED
                           AGENCIES, AND        QUALITY     MEDIUM    MEDIUM
FUND                     INSTRUMENTALITIES   (NON-GOV'T.)   QUALITY  QUALITY
---------------------------------------------------------------------------------------------------
Short-Term Treasury            100%               0%          0%       0%               0%
---------------------------------------------------------------------------------------------------
Short-Term Federal             100%               0%          0%       0%               0%
---------------------------------------------------------------------------------------------------
Short-Term                     --------At least 65%--------          No more         No more
Investment-Grade                                                      than           than 5%
                                                                       30%
---------------------------------------------------------------------------------------------------
Intermediate-Term              100%               0%          0%       0%               0%
Treasury
---------------------------------------------------------------------------------------------------
Intermediate-Term              --------At least 65%--------          No more         No more
Investment-Grade                                                      than           than 5%
                                                                       30%
---------------------------------------------------------------------------------------------------
GNMA                           100%               0%          0%       0%               0%
---------------------------------------------------------------------------------------------------
Long-Term Treasury             100%               0%          0%       0%               0%
---------------------------------------------------------------------------------------------------
Long-Term                      --------At least 65%--------          No more         No more
Investment-Grade                                                      than           than 5%
                                                                       30%
---------------------------------------------------------------------------------------------------

 Each of the Investment-Grade Funds may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below, and unrated bonds are those that are not rated by any independent rating agency.

32

 To a limited extent, the Investment-Grade Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.

FLAG
EACH FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUNDS TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


================================================================================
                               PLAIN TALK ABOUT
                                TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
================================================================================

 To help you distinguish among the Funds and their various risks, the following summary table is provided.

                                                RISKS OF THE FUNDS
                                    --------------------------------------------
                                                            CALL/
                                     INCOME   INTEREST   PREPAYMENT     CREDIT
FUND                                  RISK    RATE RISK     RISK         RISK
--------------------------------------------------------------------------------
Short-Term Treasury                   High       Low         Low       Very Low
Short-Term Federal                    High       Low         Low       Very Low
Short-Term Investment-Grade           High       Low         Low         Low
Intermediate-Term Treasury          Moderate  Moderate       Low       Very Low
Intermediate-Term Investment-Grade  Moderate  Moderate       Low         Low
GNMA                                Moderate  Moderate      High       Very Low
Long-Term Treasury                    Low       High         Low       Very Low
Long-Term Investment-Grade            Low       High      Moderate       Low
--------------------------------------------------------------------------------

SECURITY SELECTION

The grid below shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.


                                                             SHORT-,
                            SHORT-,                       INTERMEDIATE-,
                         INTERMEDIATE-,                   AND LONG-TERM
                         AND LONG-TERM     SHORT-TERM    INVESTMENT-GRADE         GNMA
                         TREASURY FUNDS   FEDERAL FUND        FUNDS        FUND
--------------------------------------------------------------------------------------
 Corporate Debt                                                 .
 Obligations
--------------------------------------------------------------------------------------
 U.S. Government &             .                .               .                  .
 Agency Bonds
--------------------------------------------------------------------------------------
 State & Municipal                                              .
 Bonds
--------------------------------------------------------------------------------------
 Mortgage-Backed               .                .               .                  .
 Securities
--------------------------------------------------------------------------------------
 Cash Investments
 Including Repurchase          .*              .*               .                 .*
 Agreements
--------------------------------------------------------------------------------------
 Futures, Options, and         .                .               .                  .
 Other Derivatives
--------------------------------------------------------------------------------------
 Asset-Backed                                   .               .
 Securities
--------------------------------------------------------------------------------------
 International
 Dollar-Denominated                                             .
 Bonds
--------------------------------------------------------------------------------------
 Preferred Stocks                                               .

--------------------------------------------------------------------------------------
 Convertible                                                    .
 Securities
--------------------------------------------------------------------------------------
 Collateralized
 Mortgage Obligations          .                .               .                  .
 (CMOs)
--------------------------------------------------------------------------------------
 Mortgage Dollar Rolls         .                .               .                  .
--------------------------------------------------------------------------------------
*Only repurchase agreements that are collateralized by U.S. Treasury or U.S.
 government agency securities.
--------------------------------------------------------------------------------------


- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.

34


================================================================================
                               PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are backed by the full faith and credit of the U.S. government.
================================================================================

- State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.

- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.

- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisors believe that these risks can be controlled through careful security selection and monitoring.

- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.

- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters-- will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.

- Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.

- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.

OTHER INVESTMENT POLICIES AND RISKS

Although the funds invest principally in bonds and other fixed income obligations, each may invest in other types of instruments. The other types of instruments are described below.

 Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by a Fund without limit.

FLAG
EACH FUND MAY INVEST IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF THE FUND'S
OTHER INVESTMENTS.

 Futures, options, and other derivatives may represent up to 20% of a Fund's total assets. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the Standard & Poor's 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds' derivatives investments may include bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.The reasons for which a Fund may invest in futures and other derivatives include:

36

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in fixed income securities.

- To reduce the Fund's transaction costs or to add value when these instruments are favorably priced.

================================================================================
                               PLAIN TALK ABOUT
                                  DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
================================================================================

 The Funds are generally managed without regard to tax ramifications.

CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

================================================================================
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================


FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER(R) Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The Short-Term Treasury Fund, in particular, has experienced high turnover rates in the past. The average turnover rate for domestic bond funds was approximately xxx%; as reported by Morningstar, Inc., on January 31, 2005.


================================================================================
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
================================================================================

38

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $xxx billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

================================================================================
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
================================================================================

INVESTMENT ADVISORS

Two investment advisors manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management Company, LLP, serves as the advisor to the GNMA and Long-Term Investment-Grade Funds. The Vanguard Group, through its Fixed Income Group, serves as the advisor to the other Funds.

 Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm which was founded in 1928. As of January 31, 2005, Wellington Management managed about $xxx billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average month-end net assets for each quarter. Please consult the Funds' Statement of Additional Information for more information about the Fund's investment advisory arrangements.

 The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2005, Vanguard served as advisor for about $xxx billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

 For the fiscal year ended January 31, 2005, the advisory expenses or fees for each Fund (other than the Long-Term Investment-Grade Fund) represented an effective annual rate of 0.xx% of each Fund's average net assets. For the Long-Term Investment-Grade Fund, the advisory expenses represented an effective annual rate of x.xx% of its average net assets.

 Under the terms of an SEC exemption, the Funds' board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Investment-Grade Funds' advisory agreements or hire a new investment advisor for these Funds--either as a replacement for the existing advisor or as an additional advisor. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide additional investment advisory services to the GNMA and Long-Term Investment-Grade Funds, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that terms of an existing advisory agreement be revised.

 For a discussion of why the board of trustees approved each Fund's investment advisory agreements, see the Funds' reports to shareholders covering the period from February 1, 2005, to July 1, 2005.

 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $xxx billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

40


================================================================================
                               PLAIN TALK ABOUT
                         THE FUNDS' PORTFOLIO MANAGERS

The  managers  primarily  responsible  for  the  day-to-day  management  of  the
Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, and Long-Term Treasury Funds portfolios are:

ROBERT F. AUWAERTER, Head of Fixed Income Portfolio Management and Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Intermediate-Term Investment-Grade Fund since inception; has managed the Short-Term Investment-Grade Fund since 1983; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; has managed portfolio investments since joining Vanguard in 1997; has managed the Short-Term Treasury Fund since 2000; and has managed the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education:
B.S., University of Wisconsin.

RONALD M. REARDON, Principal of Vanguard. He has worked in investment management since 2001; has been with Vanguard since 2001; and has managed the Short-Term Federal Fund since 2005. Education: B.S., The College of New Jersey; M.B.A., University of Rochester.

The managers primarily responsible for the day-to-day management of the GNMA and Long-Term Investment-Grade Fund portfolios are:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.A., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

EARL E.  MCEVOY,  Senior Vice  President  and Partner of  Wellington  Management
Company. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Long-Term Investment-Grade Fund since 1994. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
================================================================================

 The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


================================================================================
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

42

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


================================================================================
                               PLAIN TALK ABOUT
                            "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
================================================================================

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs).

 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a securities owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it hold has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

44


================================================================================
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Short-Term Treasury Fund Fund's Investor Shares as an example. The Investor Shares began fiscal year 2005 with a net asset value (price) of $x.xx per share. During the year, each Investor Share earned $x.xx from investment income (interest and dividends), and $x.xx from investments that have appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $x.xx per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $x.xx, reflecting earnings of $x.xx per share and dividend and capital gains of $x.xx per share. This was an increase of $x.xx per share (from $x.xx at the beginning of the year to $x.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was xx% for the year.

As of January 31, 2005, the Investor Shares had approximately $x,xxx in net assets. For the year, the expense ratio was 0.xx% ($x.xx per $1,000 of net assets), and the net investment income amounted to xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
================================================================================


SHORT-TERM TREASURY FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED JANUARY 31,
                                             ---------------------------------------------------------
                                             2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $X.XX       $10.79       $10.54       $10.35       $ 9.94
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        xxx         .271         .405         .508         .596
 Net Realized and Unrealized Gain
  (Loss) on Investments                       xxx         .020         .361         .195         .410
------------------------------------------------------------------------------------------------------
 Total from Investment Operations             xxx         .291         .766         .703        1.006
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         xxx        (.271)       (.405)       (.508)       (.596)
 Distributions from Realized Capital Gains    xxx        (.170)       (.111)       (.005)          --
------------------------------------------------------------------------------------------------------
 Total Distributions                          xxx        (.441)       (.516)       (.513)       (.596)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $XXX       $10.64       $10.79       $10.54       $10.35
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  XXX%        2.74%        7.41%        6.93%       10.45%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $xxx       $2,028       $2,200       $1,407       $1,213
 Ratio of Total Expenses to Average
  Net Assets                                  xxx%        0.26%        0.28%        0.29%        0.27%
 Ratio of Net Investment Income to
  Average Net Assets                          xxx%        2.52%        3.70%        4.82%        5.91%
 Turnover Rate                                xxx%         125%         165%         102%         296%
------------------------------------------------------------------------------------------------------

SHORT-TERM TREASURY FUND ADMIRAL SHARES
======================================================================================================
                                                                                           FEB.13,
                                                         YEAR ENDED JANUARY 31,           2001* TO
                                                     ------------------------------------- JAN. 31,
                                                     2005         2004         2003            2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $XXX       $10.79       $10.54          $10.34
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                xxx         .285         .419            .502
 Net Realized and Unrealized Gain (Loss)              xxx         .020         .361            .205
 on Investments
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                     xxx         .305         .780            .707
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 xxx        (.285)       (.419)          (.502)
 Distributions from Realized Capital Gains            xxx        (.170)       (.111)          (.005)
------------------------------------------------------------------------------------------------------
 Total Distributions                                  xxx        (.455)       (.530)          (.507)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $XXX       $10.64       $10.79          $10.54
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         XXX%        2.88%        7.55%           6.97%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $xxx       $1,657       $1,933          $1,257
 Ratio of Total Expenses to Average Net Assets       xxx%        0.13%        0.15%         0.15%**
 Ratio of Net Investment Income to Average
  Net Assets                                         xxx%        2.65%        3.83%         4.73%**
 Turnover Rate                                       xxx%         125%         165%            102%
------------------------------------------------------------------------------------------------------
 *Inception.
**Annualized.



SHORT-TERM FEDERAL FUND INVESTOR SHARES
======================================================================================================
                                                                YEAR ENDED JANUARY 31,
                                       ---------------------------------------------------------------
                                             2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $XXX       $10.67       $10.50       $10.28       $ 9.85
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        xxx         .304         .423         .533         .608
 Net Realized and Unrealized Gain
 (Loss) on Investments                        xxx        (.046)        .302         .220         .430
------------------------------------------------------------------------------------------------------
 Total from Investment Operations             xxx         .258         .725         .753        1.038
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         xxx        (.311)       (.424)       (.533)       (.608)
 Distributions from Realized Capital Gains    xxx        (.017)       (.131)          --
------------------------------------------------------------------------------------------------------
 Total Distributions                          xxx        (.328)       (.555)       (.533)       (.608)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOS               $XXX       $10.60       $10.67       $10.50       $10.28
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  XXX%        2.45%        7.03%        7.48%       10.91%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $xxx       $2,604       $2,902       $1,821       $1,544
 Ratio of Total Expenses to Average
  Net Assets                                  xxx%        0.22%        0.26%        0.31%        0.28%
 Ratio of Net Investment Income to
 Average Net Assets                           xxx%        2.86%        3.90%        5.07%        6.10%
 Turnover Rate                                xxx%          81%         136%          80%        169%
------------------------------------------------------------------------------------------------------

46


SHORT-TERM FEDERAL FUND ADMIRAL SHARES
======================================================================================================
                                                                                           FEB. 12,
                                                         YEAR ENDED JANUARY 31,            2001* TO
                                                     ------------------------------------- JAN. 31,
                                                     2005         2004         2003            2002
------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $XXX       $10.67       $10.50          $10.28
------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                                xxx         .310         .428            .519
 Net Realized and Unrealized Gain (Loss)              xxx        (.046)      .302            .220
 on Investments
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                     xxx         .264         .730            .739
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net Investment Income                 xxx        (.317)       (.429)          (.519)
 Distributions from Realized Capital Gains            xxx        (.017)       (.131)             --
------------------------------------------------------------------------------------------------------
 Total Distributions                                  xxx        (.334)       (.560)          (.519)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $XXX       $10.60       $10.67          $10.50
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         XXX%        2.51%        7.08%           7.34%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $xxx         $662         $669            $380
 Ratio of Total Expenses to Average Net Assets       xxx%        0.17%        0.22%         0.24%**
 Ratio of Net Investment Income to Average
  Net Assets                                         xxx%        2.91%        3.94%         4.96%**
 Turnover Rate                                       xxx%          81%         136%             80%
======================================================================================================
 *Inception.
**Annualized.


SHORT-TERM INVESTMENT-GRADE FUND INVESTOR SHARES
======================================================================================================
                                                                YEAR ENDED JANUARY 31,
                                       ---------------------------------------------------------------
                                             2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $XXX        $10.78       $10.82       $10.76       $10.49
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       xxx          .415         .569         .666         .712
 Net Realized and Unrealized Gain
  (Loss) on Investments                      xxx          .043        (.040)        .060         .270
------------------------------------------------------------------------------------------------------
 Total from Investment Operations            xxx          .458         .529         .726         .982
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        xxx         (.428)       (.569)       (.666)       (.712)
 Distributions from Realized Capital Gains   xxx            --           --           --           --
------------------------------------------------------------------------------------------------------
 Total Distributions                         xxx         (.428)       (.569)       (.666)       (.712)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $XXX        $10.81       $10.78       $10.82       $10.76
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  XXX%        4.31%        5.04%        6.92%        9.74%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $xxx      $11,732       $8,828       $7,611       $7,442
 Ratio of Total Expenses to Average
  Net Assets                                  xxx%        0.21%        0.23%        0.24%        0.24%
 Ratio of Net Investment Income to
  Average Net Assets                          xxx%        3.80%        5.27%        6.18%        6.76%
 Turnover Rate                                xxx%          33%          59%          69%          54%
------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-GRADE FUND ADMIRAL SHARES
======================================================================================================
                                                                                           FEB. 12,
                                                         YEAR ENDED JANUARY 31,            2001* TO
                                                     ------------------------------------- JAN. 31,
                                                     2005         2004         2003            2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $XXX       $10.78       $10.82          $10.73
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               xxx         .423         .575            .649
 Net Realized and Unrealized Gain
 (Loss) on Investments                               xxx         .043        (.040)           .090
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    xxx         .466         .535            .739
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                xxx        (.436)       (.575)          (.649)
 Distributions from Realized Capital Gains           xxx           --           --              --
------------------------------------------------------------------------------------------------------
 Total Distributions                                 xxx        (.436)       (.575)          (.649)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $XXX       $10.81       $10.78          $10.82
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         XXX%        4.40%        5.11%           7.04%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $xxx       $3,907       $2,732          $1,816
 Ratio of Total Expenses to Average
  Net Assets                                         xxx%        0.13%        0.17%         0.18%**
 Ratio of Net Investment Income to
  Average Net Assets                                 xxx%        3.87%        5.30%         6.03%**
 Turnover Rate                                       xxx%          33%          59%             69%
------------------------------------------------------------------------------------------------------
 *Inception.
**Annualized.


INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES
======================================================================================================
                                                                YEAR ENDED JANUARY 31,
                                       ---------------------------------------------------------------
                                             2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $XXX       $11.69       $11.03       $10.94       $10.03
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        xxx         .483         .571         .620         .649
 Net Realized and Unrealized Gain
  (Loss) on Investments                       xxx        (.058)        .838         .090         .910
------------------------------------------------------------------------------------------------------
 Total from Investment Operations             xxx         .425        1.409         .710        1.559
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         xxx        (.483)       (.571)       (.620)       (.649)
 Distributions from Realized Capital Gains    xxx        (.182)       (.178)          --           --
------------------------------------------------------------------------------------------------------
 Total Distributions                          xxx        (.665)       (.749)       (.620)       (.649)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $XXX       $11.45       $11.69       $11.03       $10.94
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  XXX%        3.71%       13.07%        6.62%       16.07%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $xxx       $2,261       $2,680       $1,976       $1,795
 Ratio of Total Expenses to Average
  Net Assets                                  xxx%        0.26%        0.28%        0.29%        0.28%
 Ratio of Net Investment Income to
  Average Net Assets                          xxx%        4.14%        4.93%        5.60%        6.25%
 Turnover Rate                                xxx%          34%         110%          33%        56%
------------------------------------------------------------------------------------------------------

48



INTERMEDIATE-TERM TREASURY FUND ADMIRAL SHARES
======================================================================================================
                                                                                           FEB. 12,
                                                         YEAR ENDED JANUARY 31,            2001* TO
                                                     ------------------------------------- JAN. 31,
                                                     2005         2004         2003            2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $XXX       $11.69       $11.03          $10.94
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               xxx         .498         .586            .614
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     xxx        (.058)        .838            .090
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    xxx         .440        1.424            .704
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                xxx        (.498)       (.586)          (.614)
 Distributions from Realized Capital Gains           xxx        (.182)       (.178)             --
------------------------------------------------------------------------------------------------------
 Total Distributions                                 xxx        (.680)       (.764)          (.614)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $XXX       $11.45       $11.69          $11.03
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         XXX%        3.85%       13.22%           6.57%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $xxx       $1,694       $1,979          $1,732
 Ratio of Total Expenses to Average Net Assets       xxx%        0.13%        0.15%         0.15%**
 Ratio of Net Investment Income to Average
  Net Assets                                         xxx%        4.27%        5.10%         5.65%**
 Turnover Rate                                       xxx%          34%         110%           33%
------------------------------------------------------------------------------------------------------
 *Inception.
**Annualized.








INTERMEDIATE-TERM INVESTMENT-GRADE FUND INVESTOR SHARES
======================================================================================================
                                                                YEAR ENDED JANUARY 31,
                                       ---------------------------------------------------------------
                                             2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $XXX       $10.06       $ 9.76       $ 9.62       $ 9.13
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        xxx         .503         .579         .630         .664
 Net Realized and Unrealized Gain
  (Loss) on Investments                       xxx         .224         .300         .142         .490
------------------------------------------------------------------------------------------------------
 Total from Investment Operations             xxx         .727         .879         .772        1.154
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         xxx         (518)       (.579)       (.630)       (.664)
 Distributions from Realized Capital Gains    xxx        (.079)          --        (.002)          --
------------------------------------------------------------------------------------------------------
 Total Distributions                          xxx        (.597)       (.579)       (.632)       (.664)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $XXX       $10.19       $10.06       $ 9.76        $9.62
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  XXX%        7.38%        9.30%        8.23%       13.20%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $xxx       $2,813       $2,500       $2,075       $2,070
 Ratio of Total Expenses to Average
  Net Assets                                  xxx%        0.20%        0.20%        0.21%        0.22%
 Ratio of Net Investment Income to
  Average Net Assets                          xxx%        4.90%        5.87%        6.99%        7.17%
 Turnover Rate                                xxx%          55%          84%         118%          85%
------------------------------------------------------------------------------------------------------

INTERMEDIATE-TERM INVESTMENT-GRADE FUND ADMIRAL SHARES
======================================================================================================
                                                                                           FEB. 12,
                                                         YEAR ENDED JANUARY 31,            2001* TO
                                                     ------------------------------------- JAN. 31,
                                                     2005         2004         2003            2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $XXX       $10.06       $ 9.76          $ 9.60
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               xxx         .512         .585            .616
 Net Realized and Unrealized Gain
 (Loss) on Investments                               xxx         .224         .300            .162
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    xxx         .736         .885            .778
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                xxx        (.527)       (.585)          (.616)
 Distributions from Realized Capital Gains           xxx        (.079)          --           (.002)
------------------------------------------------------------------------------------------------------
 Total Distributions                                 xxx        (.606)       (.585)          (.618)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $XXX       $10.19       $10.06          $ 9.76
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         XXX%        7.48%        9.37%           8.29%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $xxx       $1,318       $1,044            $731
 Ratio of Total Expenses to Average
  Net Assets                                        xxx%        0.11%        0.14%         0.13%**
 Ratio of Net Investment Income to
  Average Net Assets                                xxx%        4.99%        5.91%         6.47%**
 Turnover Rate                                      xxx%          55%          84%            118%
------------------------------------------------------------------------------------------------------
 *Inception.
**Annualized.


GNMA FUND INVESTOR SHARES
======================================================================================================
                                                                YEAR ENDED JANUARY 31,
                                       ---------------------------------------------------------------
                                             2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $XXX       $10.72       $10.44       $10.35       $ 9.71
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        xxx         .502         .588         .650         .685
 Net Realized and Unrealized Gain
  (Loss) on Investments                       xxx        (.200)        .300         .090         .640
------------------------------------------------------------------------------------------------------
 Total from Investment Operations             xxx         .302         .888         .740        1.325
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         xxx        (.502)       (.588)       (.650)       (.685)
 Distributions from Realized Capital Gains    xxx           --        (.020)          --           --
------------------------------------------------------------------------------------------------------
 Total Distributions                          xxx        (.502)       (.608)       (.650)       (.685)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $XXX       $10.52       $10.72       $10.44       $10.35
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  XXX%        2.89%        8.73%        7.35%       14.12%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $xxx      $19,245      $22,113      $15,839      $14,378
 Ratio of Total Expenses to Average
  Net Assets                                  xxx%        0.20%        0.22%        0.25%        0.27%
 Ratio of Net Investment Income to
  Average Net Assets                          xxx%        4.73%        5.51%        6.24%        6.85%
 Turnover Rate                                xxx%         26%*          17%           8%           8%
------------------------------------------------------------------------------------------------------

50


GNMA FUND ADMIRAL SHARES
======================================================================================================
                                                                                           FEB. 12,
                                                         YEAR ENDED JANUARY 31,            2001* TO
                                                     ------------------------------------- JAN. 31,
                                                     2005         2004         2003            2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $XXX       $10.72       $10.44          $10.32
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                               xxx         .509         .593            .631
 Net Realized and Unrealized Gain
  (Loss) on Investments                              xxx        (.200)        .300            .120
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                    xxx         .309         .893            .751
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                xxx        (.509)       (.593)          (.631)
 Distributions from Realized Capital Gains           xxx           --        (.020)             --
------------------------------------------------------------------------------------------------------
 Total Distributions                                 xxx        (.509)       (.613)          (.631)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $XXX       $10.52       $10.72          $10.44
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         XXX%        2.96%        8.78%           7.47%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)               $xxx       $5,335       $6,031          $3,605
 Ratio of Total Expenses to Average Net Assets       xxx%        0.13%        0.17%         0.19%**
 Ratio of Net Investment Income to Average
  Net Assets                                         xxx%        4.80%        5.54%         6.17%**
 Turnover Rate                                       xxx%         26%+          17%              8%
------------------------------------------------------------------------------------------------------
 *Inception.
**Annualized.
 +The turnover rate excluding mortgage dollar rolls was 21%.


LONG-TERM TREASURY FUND INVESTOR SHARES
======================================================================================================
                                                                YEAR ENDED JANUARY 31,
                                       ---------------------------------------------------------------
                                             2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $XXX       $11.66       $10.84       $10.88       $ 9.74
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        xxx         .562         .585         .601         .621
 Net Realized and Unrealized Gain
  (Loss) on Investments                       xxx        (.001)        .973        (.040)       1.140
------------------------------------------------------------------------------------------------------
 Total from Investment Operations             xxx         .561        1.558         .561        1.761
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         xxx        (.562)       (.585)       (.601)       (.621)
 Distributions from Realized Capital Gains    xxx        (.139)       (.153)          --           --
------------------------------------------------------------------------------------------------------
 Total Distributions                          xxx        (.701)       (.738)       (.601)       (.621)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $XXX       $11.52       $11.66       $10.84       $10.88
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  XXX%        4.94%       14.77%        5.26%       18.57%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $xxx       $1,471       $1,677       $1,363       $1,365
 Ratio of Total Expenses to Average
  Net Assets                                  xxx%        0.26%        0.28%        0.29%        0.29%
 Ratio of Net Investment Income to
  Average Net Assets                          xxx%        4.81%        5.19%        5.52%        6.00%
 Turnover Rate                                xxx%          64%         100%          64%          49%
------------------------------------------------------------------------------------------------------

LONG-TERM TREASURY FUND ADMIRAL SHARES
======================================================================================================
                                                                                           FEB. 12,
                                                         YEAR ENDED JANUARY 31,            2001* TO
                                                     ------------------------------------- JAN. 31,
                                                     2005         2004         2003            2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $XXX       $11.66       $10.84          $10.92
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                xxx         .577         .599            .597
 Net Realized and Unrealized Gain (Loss)
  on Investments                                      xxx        (.001)        .973           (.080)
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                     xxx         .576        1.572            .517
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 xxx        (.577)       (.599)          (.597)
 Distributions from Realized Capital Gains            xxx        (.139)       (.153)             --
------------------------------------------------------------------------------------------------------
 Total Distributions                                  xxx        (.716)       (.752)          (.597)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $XXX       $11.52       $11.66          $10.84
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         XXX%         5.07%       14.92%           4.93%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $xxx         $450         $536            $532
 Ratio of Total Expenses to Average Net Assets       xxx%         0.13%        0.15%         0.15%**
 Ratio of Net Investment Income to Average
 Net Assets                                          xxx%         4.94%        5.34%         5.60%**
 Turnover Rate                                       xxx%           64%         100%             64%
------------------------------------------------------------------------------------------------------
 *Inception.
**Annualized.


LONG-TERM INVESTMENT-GRADE FUND INVESTOR SHARES
======================================================================================================
                                                                YEAR ENDED JANUARY 31,
                                       ---------------------------------------------------------------
                                             2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $XXX        $9.20        $8.76        $8.63        $8.08
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        xxx         .526         .553         .562         .573
 Net Realized and Unrealized Gain
  (Loss) on Investments                       xxx         .200         .440         .130         .550
------------------------------------------------------------------------------------------------------
 Total from Investment Operations             xxx         .726         .993         .692        1.123
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         xxx        (.526)       (.553)       (.562)       (.573)
 Distributions from Realized Capital Gains    xxx           --           --           --           --
------------------------------------------------------------------------------------------------------
 Total Distributions                          xxx        (.526)       (.553)       (.562)       (.573)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $XXX        $9.40        $9.20        $8.76        $8.63
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                  XXX%        8.09%       11.75%        8.26%       14.52%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $xxx       $3,944       $3,733       $3,611       $3,820
 Ratio of Total Expenses to Average
  Net Assets                                  xxx%        0.28%        0.31%        0.32%        0.30%
 Ratio of Net Investment Income to
  Average Net Assets                          xxx%        5.64%        6.24%        6.48%        7.02%
 Turnover Rate                                xxx%          11%          33%          39%          17%
------------------------------------------------------------------------------------------------------

LONG-TERM INVESTMENT-GRADE FUND ADMIRAL SHARES
======================================================================================================
                                                                                           FEB. 12,
                                                         YEAR ENDED JANUARY 31,            2001* TO
                                                     ------------------------------------- JAN. 31,
                                                     2005         2004         2003            2002
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $XXX       $9.20        $8.76           $8.60
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                xxx        .535         .561            .551
 Net Realized and Unrealized Gain
 (Loss) on Investments                                xxx        .200         .440            .160
------------------------------------------------------------------------------------------------------
 Total from Investment Operations                     xxx        .735        1.001            .711
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 xxx       (.535)       (.561)          (.551)
 Distributions from Realized Capital Gains            xxx          --           --              --
------------------------------------------------------------------------------------------------------
 Total Distributions                                  xxx       (.535)       (.561)          (.551)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $XXX       $9.40        $9.20           $8.76
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          XXX%       8.19%       11.85%           8.50%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $xxx        $618         $571            $435
 Ratio of Total Expenses to Average Net Assets        xxx%       0.19%        0.23%           0.24%**
 Ratio of Net Investment Income to Average
  Net Assets                                          xxx%       5.73%        6.30%           6.55%**
 Turnover Rate                                        xxx%         11%          33%             39%
------------------------------------------------------------------------------------------------------
 *Inception.
**Annualized.

================================================================================
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                BUYING SHARES
                              CONVERTING SHARES
                              REDEEMING SHARES
                              EXCHANGING SHARES
                         OTHER RULES YOU SHOULD KNOW
                          FUND AND ACCOUNT UPDATES
                             CONTACTING VANGUARD
================================================================================

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and (excluding SEP-IRAs) and most custodial accounts for minors.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.


ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT.
$250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. Institutional clients should contact Vanguard for information on special rules that may apply to them. See Converting Shares.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.


HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you can open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of the Fund numbers and addresses, see Contacting Vanguard.

54


BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types or accounts and transactions.


YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.


EARNING DIVIDENDS

You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW

^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:

- SIMPLE IRAs and 403(b)(7) custodial accounts;

- Other retirement plan accounts receiving special administrative services from Vanguard; or

- Accounts maintained by financial intermediaries, except in limited circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.


CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

56

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES

All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or mail to request this transaction.


TENURE CONVERSIONS INTO ADMIRAL SHARES

THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.

TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.

 Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or mail to request this transaction.


CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares or Admiral Shares of Vanguard Short-Term Investment-Grade Fund into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $10 million. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES

If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS

Shares continue earning dividends until the next business day after the trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS

^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another

58

Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m. Eastern time (2 p.m. Eastern time, for Vanguard(R) Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two

60


exchanges OUT of the fund online or by telephone within any 12-month period.

 Funds may be added to or deleted from this list at any time, without notice to shareholders.

 For ALL VANGUARD FUNDS, the following limit generally applies:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.

 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are:

- Systematic Transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.

- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard
 Fiduciary Services(R)).

- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit also will not apply if it would violate a law, regulation, or court order.

 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW

VANGUARD.COM(R)

^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing perference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Automatic registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percent).

 Written instructions also must include:

- Authorized signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

62

ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.

 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.


LOW-BALANCE ACCOUNTS

All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non- IRA accounts.

RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS

We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the

64


current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS

We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard Bond Funds twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments with comparisons to industry benchmarks.

- Reports from the advisor.

- Financial statements with detailed listings of the Funds' holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD

ONLINE
VANGUARD.COM

- For the most complete source of Vanguard news

- For fund, account, and service information

- For most account transactions

- For literature requests

- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)

- For automated fund and account information

- For redemptions by check, exchange (subject to certain limitations), or wire

- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)

- For fund and service information

- For literature requests

- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)

- For account information

- For most account transactions

- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949

- For Admiral account information

- For most Admiral transactions

- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102

- For information and services for large institutional investors

- Business hours only

INTERMEDIARY SALES SUPPORT
1-800-997-2798

- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors

- Business hours only

VANGUARD ADDRESSES

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the process of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

66

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:

 Vanguard Short-Term Treasury Fund--32 (Investor Shares) or 532 (Admiral Shares)

 Vanguard Short-Term Federal Fund--49 (Investor Shares) or 549 (Admiral Shares)

 Vanguard Short-Term Investment-Grade Fund--39 (Investor Shares) or 539 (Admiral Shares)

 Vanguard Intermediate-Term Treasury Fund--35 (Investor Shares) or 535 (Admiral Shares)

 Vanguard Intermediate-Term Investment-Grade Fund--71 (Investor Shares) or 571 (Admiral Shares)

 Vanguard GNMA Fund--36 (Investor Shares) or 536 (Admiral Shares)

 Vanguard Long-Term Treasury Fund--83 (Investor Shares) or 583 (Admiral Shares)

 Vanguard Long-Term Investment-Grade Fund--28 (Investor Shares) or 568 (Admiral Shares)



The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's make no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY

The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment, or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COUPON

The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

CREDIT QUALITY
A measure of an issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A fixed income security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Fixed income securities rated in one of the four highest rating categories are considered "investment-grade"; other fixed income securities may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                  [SHIP GRAPHIC]
                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION

If you would like more information about Vanguard Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act
file number: 811-2368

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P028 052005

                                VANGUARD(R) HIGH-YIELD CORPORATE FUND

                        Investor Shares & Admiral(TM) Shares . May 31, 2005

This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2005.


[BOND]

[prospectus]

[graphic appears here]



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD HIGH-YIELD CORPORATE FUND

Investor Shares and Admiral Shares
Prospectus
May 31, 2005


A Bond Mutual Fund
--------------------------------------------------------------------------------
 CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
 10 THE FUND AND VANGUARD
 11 INVESTMENT ADVISOR
 12 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 14 SHARE PRICE
 14 FINANCIAL HIGHLIGHTS
 17 INVESTING WITH VANGUARD
    17 Buying Shares
    19 Converting Shares
    20 Redeeming Shares
    24 Exchanging Shares
    25 Other Rules You Should Know
    28 Fund and Account Updates
    29 Contacting Vanguard
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:

-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
-    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Fund's performance could be hurt by:
- Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline. Credit risk should be high for the Fund because it invests mainly in bonds with medium- and lower-range credit quality ratings.

- Income risk, which is the chance that the Fund's income will decline because of falling interest rates. A fund's income declines when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

 BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS FUND BEFORE YOU PURCHASE SHARES.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                          1995       19.15%
                          1996        9.54
                          1997       11.91
                          1998        5.62
                          1999        2.55
                          2000       -0.88
                          2001        2.90
                          2002        1.73
                          2003       17.20
                          2004        8.52
      ----------------------------------------------------

     The year-to-date return as of the most recent calendar
     quarter, which ended March 31, 2005, was x.xx%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 5.98% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.22% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                         1 YEAR        5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD HIGH-YIELD CORPORATE FUND
 INVESTOR SHARES
 Return Before Taxes                      8.52%          5.70%          7.64%
 Return After Taxes on
  Distributions                           5.81           2.46           4.18
 Return After Taxes on
  Distributions and Sale of Fund
  Shares                                  5.45           2.81           4.35
-------------------------------------------------------------------------------
VANGUARD HIGH-YIELD CORPORATE FUND
 ADMIRAL SHARES*
 Return Before Taxes                      8.62%            --             --
--------------------------------------------------------------------------------
LEHMAN BROTHERS HIGH-YIELD BOND
 INDEX (reflects no deduction for        11.13%          6.97%          8.13%
 fees, expenses, or taxes)
-------------------------------------------------------------------------------
*From the inception of the Fund's Admiral Shares on November 12, 2001, through December 31, 2004, the average annual total returns were 8.83% for the Admiral Shares and 12.51% for the Lehman Brothers High-Yield Bond Index.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective May 1, 2005.

3


                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                        ------         ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                 None           None
Purchase Fees:                                            None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          1%**           1%**

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.22%          0.12%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.01%          0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.23%          0.13%

 *A $5 fee applies to wire redemptions under $5,000.
**The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $24       $74      $130      $293
Admiral Shares         13        42        73       166
---------------------------------------------------------

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                               PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard High-Yield Corporate Fund's expense ratios to be as follows: for Investor Shares, 0.23%, or $2.30 per $1,000 of average net assets; for Admiral Shares, 0.13%, or $1.30 per $1,000 of average net assets. The average high-current-yield mutual fund had expenses in 2004 of 1.30%, or $13.00 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
Wellington Management Company, LLP,   NEWSPAPER ABBREVIATION
Boston, Mass., since inception        Investor Shares--HYCor
                                      Admiral Shares--HYCorAdml
INCEPTION DATE
Investor Shares--December 27, 1978    VANGUARD FUND NUMBER
Admiral Shares--November 12, 2001     Investor Shares--29
                                      Admiral Shares--529
NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2005                      CUSIP NUMBER
$9.5 billion                          Investor Shares--922031208
                                      Admiral Shares--922031760
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VWEHX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VWEAX
 Investor Shares--$3,000; $1,000 for
IRAs (except SEP-IRAs) and most
custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's may only be changed upon 60 days' notice to shareholders.

5

MARKET EXPOSURE

The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds," which are mostly short- and intermediate-term. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                               HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------

[FLAG]
BECAUSE OF ITS INVESTMENT IN JUNK BONDS, THE FUND IS SUBJECT TO
HIGH CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.

 For more information about credit risk, see "Security Selection," below.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                           BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR THE FUND BECAUSE IT INVESTS MAINLY IN SHORT- AND
INTERMEDIATE-TERM BONDS, WHOSE PRICES ARE LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONG-TERM BONDS.

 Changes in interest rates can affect bond income as well as bond prices.

[FLAG]
THE FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME DECLINES WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, SO INVESTORS SHOULD EXPECT THE FUND'S MONTHLY INCOME TO FLUCTUATE ACCORDINGLY.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                        THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954        $1,049
Intermediate-Term (10 years)         922       1,086         851         1,180
Long-Term (20 years)                 874       1,150         769         1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------

 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

 The Fund may also enter into mortgage-dollar-roll transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

SECURITY SELECTION

Wellington Management Company, LLP (Wellington Management), advisor to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through

7

its use of solid credit research and broad diversification among issuers.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks.

 The Fund may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities.
 The Fund will not invest in bonds that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the advisor's opinion, at least equivalent to those ratings. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
 In the past, the Fund has not invested in non-income-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

 BONDS RATED LESS THAN BAA BY MOODY'S OR LESS THAN BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

 Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit-rating agencies, but to utilize these ratings in conjunction with the advisor's own independent and ongoing review of credit quality.
 Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.

 As of January 31, 2005, the Fund's holdings had the following credit quality characteristics:

-------------------------------------------------
CREDIT QUALITY    PERCENTAGE OF FUND'S NET ASSETS
-------------------------------------------------
Aaa/AAA
Baa/BBB                         2
Ba/BB                          42
B                              49
Not Rated                       2
-------------------------------------------------

 To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers, representing many industries. As of January 31, 2005, the Fund held bonds of 271 corporate issuers. This diversification should lessen the negative impact to the Fund of a particular bond issuer's failure to pay either principal or interest.

[FLAG]
THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund's derivatives investments may include bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The reasons for which a Fund may invest in futures and other derivatives include:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
- To reduce the Fund's transaction costs or to add value when these instruments are favorably priced.
- To simulate exposure to bonds that are either unavailable or considered to be less attractively priced in the bond market.

 The Fund is generally managed without regard to tax ramifications.

9

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                               PLAIN TALK ABOUT
                                  DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION AND CUSTODIAL FEES

The Fund charges a fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling, by exchanging to another Vanguard fund, or by application of the low-balance account-closure policy. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.
 A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000. See INVESTING WITH VANGUARD for more information about redemption and custodial fees.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER(R) Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for high-yield corporate funds was 99%, as reported by Morningstar, Inc., on January 31, 2005.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $xxx billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with

11

multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

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                              PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2005, Wellington Management managed about $466 billion in assets, including all or part of 16 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. Please consult the Fund's Statement of Additional Information for more information about the Fund's investment advisory agreement.
 For the fiscal year ended January 31, 2005, the advisory fee represented an effective annual rate of 0.03% of the Fund's average net assets.
 The advisor, when trading securities on behalf of a Fund, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution).
 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.
 For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the Fund's report to shareholders covering the period from January 31, 2005, to July 31, 2005.

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                               PLAIN TALK ABOUT
                         THE FUND'S PORTFOLIO MANAGERS

The managers primarily responsible for the day-to-day management of the Fund's portfolio are:

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management. He has worked in investment management since 1972; has managed investment portfolios for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.

NATHANIEL S. LEVY, Vice President of Wellington Management. He has worked in investment management since 1984; has managed assets for Wellington Management since 2003; and has assisted in the management of the Portfolio since 2003.
Education: B.A., Swarthmore College; M.B.A., Carnegie Mellon University.
--------------------------------------------------------------------------------

 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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13

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial

15

statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

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                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2005 with a net asset value (price) of $6.40 per share. During the year, each Investor Share earned $0.46 from investment income (interest and dividends). There was a decline of $0.01 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.45 per share from investment operations.

Shareholders received $0.46 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $6.39, reflecting earnings of $0.45 per share and distributions of $0.46 per share. This was a decrease of $0.01 per share (from $6.40 at the beginning of the year to $6.39 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 7.34% for the year.

As of January 31, 2005, the Investor Shares had approximately $7.2 billion in net assets. For the year, the expense ratio was 0.22% ($2.20 per $1,000 of net assets), and the net investment income amounted to 7.26% of average net assets. The Fund sold and replaced securities valued at 51% of its net assets.
--------------------------------------------------------------------------------

HIGH-YIELD CORPORATE FUND INVESTOR SHARES
-----------------------------------------------------------------------------------
                                          YEAR ENDED JANUARY 31,
                        -----------------------------------------------------------
                          2005         2004         2003         2002         2001
-----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $6.40        $5.93        $6.29        $6.96        $7.28
-----------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income    .460         .474         .502         .591         .638
 Net Realized and
  Unrealized Gain
  (Loss) on Investments  (.010)        .470        (.360)       (.670)       (.320)
-----------------------------------------------------------------------------------
 Total from Investment
  Operations              .450         .944         .142        (.079)        .318
-----------------------------------------------------------------------------------

DISTRIBUTIONS
 Dividends from Net
  Investment Income      (.460)       (.474)       (.502)       (.591)       (.638)
 Distributions from
  Realized Capital Gains    --           --           --           --           --
-----------------------------------------------------------------------------------
 Total Distributions     (.460)       (.474)       (.502)       (.591)       (.638)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD               $6.39        $6.40        $5.93        $6.29        $6.96
===================================================================================

TOTAL RETURN*            7.34%       16.47%        2.55%       -1.10%        4.70%
===================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)     $7,246       $7,271       $5,690       $5,263       $5,882
 Ratio of Total
  Expenses to Average
  Net Assets             0.22%        0.23%        0.26%        0.27%        0.27%
 Ratio of Net
  Investment Income to
  Average Net Assets     7.26%        7.65%        8.42%         9.02        9.07%
 Turnover Rate             51%          52%          29%          29%          16%
===================================================================================

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

HIGH-YIELD CORPORATE FUND ADMIRAL SHARES
-----------------------------------------------------------------------------
                               YEAR ENDED JANUARY 31,               NOV. 12,
                        ----------------------------------          2001* TO
                          2005         2004         2003       JAN. 31, 2002
-----------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $6.40        $5.93        $6.29               $6.33
-----------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income    .466         .477         .505                .123
 Net Realized and
  Unrealized Gain
  (Loss) on Investments  (.010)        .470        (.360)              (.040)
-----------------------------------------------------------------------------
 Total from Investment
  Operations              .456         .947         .145                .083
-----------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income      (.466)       (.477)       (.505)              (.123)
 Distributions from
  Realized Capital Gains    --           --           --                  --
-----------------------------------------------------------------------------
 Total Distributions     (.466)       (.477)       (.505)              (.123)
-----------------------------------------------------------------------------
NET ASSET VALUE, END
 OF PERIOD               $6.39        $6.40        $5.93               $6.29
=============================================================================

TOTAL RETURN**           7.44%       16.54%        2.60%               1.32%
=============================================================================

RATIOS/SUPPLEMENTAL  DATA
 Net Assets, End of
  Period (Millions)     $2,225       $2,403       $1,970              $1,145
 Ratio of Total
  Expenses to Average
  Net Assets             0.12%        0.17%        0.21%              0.21%+
 Ratio of Net
  Investment Income to
  Average Net Assets     7.36%        7.71%        8.48%              8.81%+
 Turnover Rate             51%          52%          29%                 29%
=============================================================================
 *Inception.
**Total return figures do no reflect the 1% fee assessed on redemptions of shares held for less than one year.
 +Annualized.

17

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INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares.
 Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard

Group--"Fund number." For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.
BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

19

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
 - SIMPLE IRAs and 403(b)(7) custodial accounts;
 - Other retirement plan accounts receiving special administrative services from Vanguard; or
 - Accounts maintained by financial intermediaries, except in limited circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.

CONVERTING SHARES

A CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.

 Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

21

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

REDEMPTION FEES

The Fund charges a 1% redemption fee on shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account closure policy. The fee is withheld from redemption proceeds and retained by the Fund.
 We will redeem your "oldest" shares first. Redemption fees may not apply to certain categories of redemptions, such as those that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are: redemptions of shares purchased through the reinvestment of dividend and capital gains distributions; redemptions resulting from account transfers and share class conversions within the same fund; redemptions from or within employer-sponsored defined contribution plans serviced by Vanguard's Integrated Retirement Plan Solutions Department and Vanguard's Institutional Investment Group; redemptions resulting from required minimum distributions from an individual retirement account for which Vanguard serves as trustee or custodian; redemptions resulting from individual retirement account conversions, recharacterizations, and excess contributions; redemptions within Vanguard advisory programs (such as Vanguard Fiduciary Services) and institutional rebalancing and asset allocation programs; redemptions from or within annuity programs for which Vanguard provides specialized marketing or support services; and redemptions by certain pension plans as required by law or by regulatory authorities. Redemption fees also may be waived if required by law, regulation, or court order.

 Certain intermediaries might not exempt redemption fees as described above. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust,

23

corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.
 For ALL VANGUARD FUNDS, the following limit generally applies:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.

 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are:
- Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services(R)).
- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit also will not apply if it would violate a law, regulation, or court order.
 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You

25

Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW

VANGUARD.COM(R)

^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

 - Authorization to act on the account (as the account owner or by legal documentation or other means).

 - Account registration and address.
 - Social Security or employer identification number.

 - Fund name and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

 - The fund name and account number.

 - The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
 - Authorized signatures of all registered owners.

 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.

*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity

27

that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.
 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS

We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS

For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard High-Yield Corporate Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
- Performance assessments and comparisons with industry benchmarks.

- Reports from the advisor.
- Financial statements with detailed listings of the Fund's holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address.

29

You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD

ONLINE

VANGUARD.COM

- For the most complete source of Vanguard news

- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
- For Admiral account information
- For most Admiral transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
1-800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard High-Yield Corporate Fund--29 (Investor Shares) or 529 (Admiral Shares).





The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's make no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                   (THIS PAGE INTENTIONALLY LEFT BLANK.)

                   (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY

The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT-GRADE

A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

NON-INVESTMENT-GRADE
A bond whose credit-quality rating is equivalent to or below Moody's Ba or Standard & Poor's BB. These high-risk corporate bonds are commonly referred to as "junk bonds."

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                    [SHIP(R) LOGO]
                                                    [THE VANGUARD GROUP(R) LOGO]

                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard High-Yield Corporate Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-2368

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P029 052005

                                  VANGUARD(R) INFLATION-PROTECTED
                                  SECURITIES FUND


                    Investor Shares and Admiral(TM) Shares . May 31, 2005

This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2005.


[BOND]

[prospectus]

[graphic appears here]













NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  THE VANGUARD GROUP(R) LOGO

VANGUARD INFLATION-PROTECTED SECURITIES FUND

Investor Shares and Admiral Shares

Prospectus

May 31, 2005

A Bond Mutual Fund

--------------------------------------------------------------------------------
CONTENTS

   1 FUND PROFILE
   4 ADDITIONAL INFORMATION
   4 MORE ON THE FUND
   9 THE FUND AND VANGUARD
  10 INVESTMENT ADVISOR
  11 DIVIDENDS, CAPITAL GAINS, AND TAXES
  13 SHARE PRICE
  13 FINANCIAL HIGHLIGHTS
  15 INVESTING WITH VANGUARD
   15 Buying Shares
   18 Converting Shares
   19 Redeeming Shares
   21 Exchanging Shares
   23 Other Rules You Should Know
   25 Fund and Account Updates
   27 Contacting Vanguard
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The Fund offers three separate classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. This prospectus offers the Fund's Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:

  -SIMPLE IRAs and 403(b)(7) custodial accounts;
  -Other retirement plan accounts receiving special administrative services from Vanguard; or
  -Accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who invest a minimum of $5 million (investment minimum effective June 9, 2005).

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
-Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.
-Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be low to moderate for the Fund.

-Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. Both the bar chart and the table present information for the Fund's Investor Shares. Admiral Shares were not available during the time periods shown. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS-INVESTOR SHARES
              ----------------------------------------------------






              ----------------------------------------------------
              The year-to-date return as of the most recent
              calendar quarter, which ended Month dd, yyyy,
              was x.xx%.
              ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was x.xx% (quarter ended Month dd, yyyy), and the lowest return for a quarter was -x.xx% (quarter ended Month dd, yyyy).


-------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------

                                                                        SINCE
                                                  1 YEAR           INCEPTION*
-------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED SECURITIES
 FUND INVESTOR SHARES
 Return Before Taxes                                 xx%                  xx%
 Return After Taxes on Distributions                 xx                   xx
 Return After Taxes on Distributions
  and Sale of Fund Shares                            xx                   xx
-------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY INFLATION
 NOTES INDEX (reflects no deduction for
 fees, expenses, or taxes)                           xx%                  xx%
-------------------------------------------------------------------------------
*Subscription period for the Fund's Investor Shares was June 5, 2000, to June
 29, 2000, during which time all assets were held in money market instruments. Since-inception returns are from June 29, 2000--when performance measurement began--through December 31, 2004.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

3


                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:               None             None
Purchase Fee:                                           None             None
Sales Charge (Load) Imposed on Reinvested Dividends:    None             None
Redemption Fee:                                         None*            None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                    0.xx%            0.xx%
12b-1 Distribution Fee:                                 None             None
Other Expenses:                                         0.xx%            0.xx%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                  0.20%            0.11%

*A $5 fee applies to wire redemptions under $5,000.

 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

           ---------------------------------------------------------
                              1 YEAR   3 YEARS   5 YEARS    10 YEARS
           ---------------------------------------------------------
           Investor Shares       $20       $64      $113      $255
           Admiral Shares         11        35        62       144
           ---------------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund's expense ratios in fiscal year 2005 were as follows: for Investor Shares, 0.xx%, or $x.x0 per $1,000 of average net assets; for Admiral Shares, 0.xx%, or $x.x0 per $1,000 of average net assets. The average Treasury inflation-protected securities mutual fund had expenses in 2004 of x.xx%, or $xx.x0 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS         CONVERSION FEATURES
Dividends are distributed in         Investor Shares--May be converted to
March, June, September, and         Admiral Shares if you meet certain account
December; capital gains, if any,    balance and tenure requirements
are distributed annually in          Admiral Shares--May be converted to
December.                           Investor Shares if you are no longer
                                    eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,   NEWSPAPER ABBREVIATION
Pa.,                                Investor Shares--InflaPro
since inception                     Admiral Shares--xx

INCEPTION DATE                      VANGUARD FUND NUMBER
Investor Shares--June 5, 2000       Investor Shares--119
Admiral Shares--June 9, 2005        Admiral Shares--xxx

NET ASSETS (ALL SHARE CLASSES) AS   CUSIP NUMBER
OF JANUARY 31, 2005                 Investor Shares--922031869
$x.x billion                        Admiral Shares--xxxxx

SUITABLE FOR IRAS                   TICKER SYMBOL
Yes                                 Investor Shares--VIPSX
                                    Admiral Shares--xxxx
MINIMUM INITIAL INVESTMENT
Investor Shares--$3,000; $1,000
for IRAs (excluding SEP-IRAs) and
most custodial accounts for minors
Admiral Shares--$100,000
--------------------------------------------------------------------------------


MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may be changed upon 60 days' notice to shareholders.

5

MARKET EXPOSURE

The Fund invests mainly in a diversified group of investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          INFLATION-INDEXED SECURITIES

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in each of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
--------------------------------------------------------------------------------


[FLAG]
THE FUND IS SUBJECT TO INCOME FLUCTUATIONS. THE FUND'S QUARTERLY INCOME DISTRIBUTIONS ARE LIKELY TO FLUCTUATE CONSIDERABLY MORE THAN THE INCOME DISTRIBUTIONS OF A TYPICAL BOND FUND. INCOME FLUCTUATIONS ASSOCIATED WITH CHANGES IN INTEREST RATES ARE EXPECTED TO BE LOW; HOWEVER, INCOME FLUCTUATIONS RESULTING FROM CHANGES IN INFLATION ARE EXPECTED TO BE HIGH. OVERALL, INVESTORS CAN EXPECT INCOME FLUCTUATIONS TO BE HIGH FOR THE FUND.

 While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.
 Changes in interest rates will affect bond income as well as bond prices.

[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW TO MODERATE FOR THE FUND.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  REAL RETURNS

Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 INFLATION-INDEXED SECURITIES AND INTEREST RATES

Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an inflation-indexed security are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the CPI since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics.) Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
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[FLAG]
THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE.

 The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high, and, consequently, credit risk should be low for the Fund. As of January 31, 2005, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aaa. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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7

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                                PLAIN TALK ABOUT
                     INFLATION-INDEXED SECURITIES AND TAXES

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding IISs pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
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SECURITY SELECTION

The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in a range of 7 to 20 years.

 The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.


[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM RELEVANT BENCHMARKS OR OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:
-Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

-U.S. government and agency bonds represent loans by investors to the U.S.
 Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are backed by the full faith and credit of the U.S. government.

-Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

-Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
-Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.
-Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

 The Fund is generally managed without regard to tax ramifications.


CASH MANAGEMENT
Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


FREQUENT TRADING OR MARKET-TIMING
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds (other than money market funds and VIPER(R) Shares) do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

9


-Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
-Each Vanguard fund (other than money market funds and VIPER Shares) limits the number of times that an investor can exchange into and out of the fund. -Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for intermediate government funds was approximately xxx%, as reported by Morningstar, Inc., on January 31, 2005.


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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $xxx billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR


The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2005, Vanguard served as advisor for about $xxx billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
 For the fiscal year ended January 31, 2005, the advisory expenses represented an effective annual rate of 0.xx% of the Fund's average net assets.
 For a discussion of why the board of trustees approved the Fund's investment advisory agreement, see the Fund's report to shareholders covering the period from February 1, 2005, to July 31, 2005.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of approximately $xxx billion managed by Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market, bond, and stable value portfolios, which are managed by the Fixed Income Group and whose assets total approximately $xxx billion. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from the Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.

11


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                                PLAIN TALK ABOUT
                          THE FUND'S PORTFOLIO MANAGERS

The managers primarily responsible for the day-to-day management of the Fund's portfolio are:

JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Education: B.S., University of Pennsylvania.

KENNETH E. VOLPERT, CFA, Principal of Vanguard, and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992. Education: B.S., University of Illinois; M.B.A., University of Chicago.
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 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

-Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
-Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
-Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
-Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
-Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
-A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
-Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
-Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

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                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
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GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
-Provide us with your correct taxpayer identification number;
-Certify that the taxpayer identification number is correct; and -Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign

13

investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs(R)).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also will use fair-value pricing (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. Admiral Shares were not available during the periods shown. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2005 with a net asset value (price) of $xx.xx per share. During the year, each Investor Share earned $x.xx from investment income (interest) and $x.xx from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $x.xx per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $xx.xx, reflecting earnings of $x.xx per share and distributions of $x.xx per share. This was an increase of $x.xx per share (from $xx.xx at the beginning of the year to $xx.xx at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was x.xx% for the year.

As of January 31, 2005, the Investor Shares had approximately $xx billion in net assets. For the year, the expense ratio was 0.xx% ($x.x0 per $1,000 of net assets), and the net investment income amounted to x.xx% of average net assets. The Fund sold and replaced securities valued at xx% of its net assets.
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INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                                                 JUNE 5
                                                                             YEAR ENDED        2000* TO
                                                                             JANUARY 31,       JAN. 31,
                                                                      ------------------------
                                                               2005     2004     2003     2002     2001
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.36   $11.91   $10.68   $10.55   $10.00
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .xx      .41      .47     .425      .30
  Net Realized and Unrealized Gain (Loss) on Investments        .xx      .61     1.28     .220      .53
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           x.xx     1.02     1.75     .645      .83
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.xx)    (.45)    (.46)   (.445)    (.27)
  Distributions from Realized Capital Gains                    (.xx)    (.12)    (.06)   (.070)    (.01)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                        (.xx)    (.57)    (.52)   (.515)    (.28)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $xx.xx   $12.36   $11.91   $10.68   $10.55
========================================================================================================

TOTAL RETURN                                                  x.xx%    8.69%   16.64%    6.17%    8.07%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $x,xxx   $5,164   $3,143     $899     $170
  Ratio of Total Expenses to Average Net Assets               0.xx%    0.18%    0.22%    0.25%  0.25%**
  Ratio of Net Investment Income to Average Net Assets        x.xx%    3.46%    4.55%    3.92%  6.38%**
  Turnover Rate                                                 xx%      63%     108%      75%     122%
========================================================================================================

 *Subscription period for the Fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement began June 29, 2000.
**Annualized.

15


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
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BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES


TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for 10 years, and have $50,000 or more in that Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice. Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--119. For addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.

17


BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW

^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
 -SIMPLE IRAs and 403(b)(7) custodial accounts;
 -Other retirement plan accounts receiving special administrative services from
  Vanguard; or
 -Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.

CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.


CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES

All shares purchased before the issuance of Admiral Shares are considered Investor Shares.
SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction.
TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or by mail to request this transaction.
AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible investor's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. You may instruct the Fund if you do not wish to convert your account to the lower cost Admiral Shares. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.

MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES
If an investor no longer meets the requirements for Institutional Shares or Admiral Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.

19

CONVERSIONS INTO INSTITUTIONAL SHARES


You are eligible for a self-directed conversion from Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund on or after June 9, 2005, is at least $5 million. Automatic conversions do not apply to accounts that qualify for Institutional Shares. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.


REDEEMING SHARES


HOW TO REDEEM SHARES

Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR REDEMPTION PRICE


You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS

^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are generally not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW

^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by

21


check, or by electronic bank transfer. If you have written a check on a fund with checkwriting priveleges, that check may be rejected if the fund does not have sufficient proceeds for payment.
^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES


An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 FOR THE U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER/(TM)/ FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.

 For ALL VANGUARD FUNDS, the following limit generally applies:
-No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.

 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are:
-Systematic transactions, including those under Vanguard's Automatic Investment
 Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
-Transactions within certain Vanguard advisory programs (such as Asset
 Management Services and Vanguard Fiduciary Services(R)).
-Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit also will not apply if it would violate a law, regulation, or court order.
 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

23

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)


^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online. ^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS

^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

 -Authorization to act on the account (as the account owner or by legal documentation or other means).

 -Account registration and address.
 -Social Security or employer identification number.

 -Fund name and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.


GOOD ORDER

We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

 -The fund name and account number.

 -The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
 -Authorized signatures of all registered owners.

 -Signature guarantees, if required for the type of transaction.*
 -Any supporting legal documentation that may be required.

*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD

Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS


You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.
 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

25

LOW-BALANCE ACCOUNTS

All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES

Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage account, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS


We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES


We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS

We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS


For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard Inflation-Protected Securities Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

-Performance assessments with comparisons with industry benchmarks. -Reports from the advisor.
-Financial statements with detailed listings of the Fund's holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

27


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD


ONLINE

VANGUARD.COM

-For the most complete source of Vanguard news

-For fund, account, and service information
-For most account transactions
-For literature requests
-24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
-For automated fund and account information
-For redemptions by check, exchange (subject to certain limitations), or wire -Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-For fund and service information
-For literature requests
-Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-For account information
-For most account transactions
-Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-For Admiral account information
-For most Admiral transactions
-Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-For information and services for large institutional investors
-Business hours only


INTERMEDIARY SALES SUPPORT
1-800-997-2798
-For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors -Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Inflation-Protected Securities Fund--119 (Investor Shares) or xx (Admiral Shares).





















The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, VIPER, VIPERs, Vanguard Fiduciary Services, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY

The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates. In calculating average maturity, a fund will use a bond's maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, put, refunding, prepayment or redemption provision, or an adjustable coupon) will cause the bond to be repaid.


BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                 [SHIP LOGO]
                                        [THE VANGUARD GROUP(R) LOGO]

                                             Post Office Box 2600
                                             Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you would like more information about Vanguard Inflation-Protected Securities Fund, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-2368


                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P119 052005

                                     PART B


                    VANGUARD(R) FIXED INCOME SECURITIES FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 31, 2005

This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated May 31, 2005). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447

                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1

INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-27
SHARE PRICE...........................................................B-28
PURCHASE AND REDEMPTION OF SHARES.....................................B-28
MANAGEMENT OF THE FUNDS...............................................B-29
INVESTMENT ADVISORY SERVICES..........................................B-38
PORTFOLIO TRANSACTIONS................................................B-51
PROXY VOTING GUIDELINES ..............................................B-53
YIELD AND TOTAL RETURNS...............................................B-58
FINANCIAL STATEMENTS..................................................B-60
APPENDIX--DESCRIPTION OF BOND RATINGS.................................B-60

                            DESCRIPTION OF THE TRUST

ORGANIZATION

Vanguard Fixed Income Securities Funds (the Trust) was organized as Westminster Fixed Income Securities Fund, Inc., a Maryland corporation, in 1972. It was reorganized as a Pennsylvania business trust in 1984 and was subsequently reorganized as a Maryland corporation in 1985. It was finally reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Fixed Income Securities Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.

 The Trust currently offers the following funds (and classes thereof):

                                            SHARE CLASSES**
                                            -------------

FUND*                         INVESTOR        ADMIRAL         INSTITUTIONAL
----                          --------        -------         -------------
Vanguard Short-Term
 Treasury Fund                  Yes             Yes                No
Vanguard Short-Term
 Federal Fund                   Yes             Yes                No
Vanguard Short-Term
 Investment-Grade Fund+         Yes             Yes                Yes
Vanguard Intermediate-Term
 Treasury Fund                  Yes             Yes                No
Vanguard Intermediate-Term
 Investment-Grade Fund+         Yes             Yes                No
Vanguard GNMA Fund              Yes             Yes                No
Vanguard Long-Term
 Treasury Fund                  Yes             Yes                No
Vanguard Long-Term
 Investment-Grade Fund+         Yes             Yes                No
Vanguard High-Yield
 Corporate Fund                 Yes             Yes                No
Vanguard Inflation-Protected
 Securities Fund                Yes              No                Yes

 *Individually, a Fund; collectively, the Funds.
**Individually, a class; collectively, the classes.
 +Prior to August 19, 2004, these Funds were known, respectively, as Vanguard Short-Term Corporate Fund, Vanguard Intermediate-Term Corporate Fund, and Vanguard Long-Term Corporate Fund.

 Each of the Funds, except the Inflation-Protected Securities Fund, is registered as a diversified management investment company. The Inflation-Protected Securities Fund is registered as a nondiversified management investment company. The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.

SERVICE PROVIDERS

 CUSTODIANS. The Bank of New York, One Wall Street, New York, NY 10286 (for the Intermediate-Term Investment-Grade, Intermediate-Term Treasury, Long-Term Treasury, Short-Term Investment-Grade, Short-Term Federal, and Short-Term Treasury Funds) and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the GNMA, High-Yield Corporate, Inflation-Protected Securities, and Long-Term Investment-Grade Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a

Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Fund have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, the Short-Term Investment-Grade, Short-Term Federal, Intermediate-Term Investment-Grade, Long-Term
Investment-Grade, GNMA, Inflation-Protected Securities, and High-Yield Corporate Funds each have policies to invest at least 80% of their assets in a particular type of investment. In applying these 80% policies, assets include net assets and borrowings for investment purposes.

 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

 DEBT SECURITIES -- BANK OBLIGATIONS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

 DEBT SECURITIES -- COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by the Internal Revenue Service (the IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S.

government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Zero coupon Treasury bonds are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the U.S. Government. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the fund's distributions of net investment income.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

 A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements and subject to the risks described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate or other economic factor (each a "benchmark"). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."

 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See "Debt Securities
- U.S. Government Securities" above.)

 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

 CMOs may include real estate investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal

Bonds may be issued as variable or floating rate securities and may incorporate market-depended liquidity features (see "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds. In particular, a state-specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far reaching ramifications on a state's overall municipal market.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see "Debt Securities - Variable and Floating Rate Securities").

 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put options grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restrictions for a fund-of-funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in bond (stock) futures contracts, bond (stock) options and options on bond (stock) futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. With respect to 75% of its total assets, each Fund (except the Inflation-Protected Securities Fund) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government, its agencies, or instrumentalities. The Inflation-Protected Securities Fund will limit the aggregate value of its holdings (except U.S. government securities, cash, and cash items, as defined under Subchapter M of the IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, the Fund will limit the aggregate value of its holdings of a single issuer (except U.S. government securities, cash, and cash items, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.

 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL.* Each Fund may not invest in a company for purposes of controlling its management.

 INVESTMENT OBJECTIVE. Unless stated otherwise in the "More on the Fund(s)" section of the prospectuses, the investment objective of each Fund may not be materially changed without a shareholder vote.

 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN.* Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS.* Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS.* Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

 UNSEASONED COMPANIES.* Each Fund may not invest more than 5% of its total assets in companies that have less than three years of operating history (including the operating history of any predecessors).

 WARRANTS.* Each Fund may not purchase or sell warrants, put options, or call options, except as permitted by the Fund's investment limitation relating to commodities.

 *These limitations are non-fundamental for Vanguard Inflation-Protected
  Securities Fund and, therefore, may be changed by the board of trustees without a shareholder vote.

 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                                  SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                       PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Funds' prospectuses. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.

 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Funds charge a fee of $5.00 for wire redemptions in amounts less than $5,000. Additionally, the High-Yield Corporate Fund charges a redemption fee of 1% of the value of shares that were held for less than one year. The fees are withheld from redemption proceeds and retained by the Funds. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

 All High-Yield Corporate Fund shares become exempt from the redemption fee based on their initial purchase date. The redemption fee does not apply to any shares purchased through reinvested dividend or capital gains distributions.

 We will redeem your oldest shares first. In addition, in the event that you transfer your High-Yield Corporate Fund shares to a different account registration, or convert them to a different share class, the shares will retain their redemption fee status. If you transfer or convert less than 100% of these shares, the redemption fee status of your shares will be carried over on a proportionate basis.

RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.

                            MANAGEMENT OF THE FUNDS

VANGUARD

Each Fund is a member of Vanguard, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds, including the Funds.

 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

 As of January 31, 2005, the Funds had contributed $10,657,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 10.66% of Vanguard's capitalization.

 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

 During the fiscal years ended January 31, 2003, 2004, and 2005, the Funds incurred the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:

FUND                                2003                2004                2005
----                                ----                ----                ----
Vanguard Short-Term
 Treasury Fund               $ 6,864,000         $ 6,994,000         $ x,xxx,000
Vanguard Short-Term
 Federal Fund                  6,954,000           6,927,000           x,xxx,000
Vanguard Short-Term
 Investment-Grade Fund        21,119,000          24,027,000           x,xxx,000
Vanguard Intermediate-Term
 Treasury Fund                 8,572,000           8,207,000           x,xxx,000
Vanguard Intermediate-Term
 Investment-Grade Fund         5,393,000           6,029,000           x,xxx,000
Vanguard GNMA Fund            45,481,000          44,894,000           x,xxx,000
Vanguard Long-Term
 Treasury Fund                 4,537,000           4,488,000           x,xxx,000
Vanguard Long-Term
 Investment-Grade Fund        11,350,000          10,895,000           x,xxx,000
Vanguard High-Yield
 Corporate Fund               14,290,000          15,923,000           x,xxx,000
Vanguard Inflation-Protected
Securities Fund                4,226,000           6,680,000           x,xxx,000

*Prior to July 28, 2004, these Funds were known, respectively, as Vanguard
 Short-Term Corporate Fund, Vanguard Intermediate-Term Corporate Fund, and Vanguard Long-Term Corporate Fund.

OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                  132
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        The Partners of '63 (pro bono ventures in                     132
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                          132
(1945)                                                            of Rohm and Haas Co. (chemicals) since
                                                                  October 1999; Board Member of American Chemistry
                                                                  Council; Trustee of Drexel University and Chemical
                                                                  Heritage Foundation.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                132
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/consumer
                                                                  products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Burton G. Malkiel        Trustee              May 1977            Chemical Bank Chairman's Professor of Economics,              129
(1932)                                                            Princeton University; Director of Vanguard Investment
                                                                  Series plc (Irish investment fund) since November 2001,
                                                                  Vanguard Group (Ireland) Limited (investment
                                                                  management) since November 2001, BKF Capital (investment
                                                                  management), The Jeffrey Co. (holding company), and
                                                                  CareGain, Inc. (health care management).

Andre F. Perold          Trustee              December 2004       George Gund Professor of Funance and                          132
(1952)                                                            Banking, Harvard Business School since
                                                                  2000; Senior Associate Dean: Director
                                                                  of Faculty Recruiting, and Chair of
                                                                  Finance Faculty, Harvard Business School:
                                                                  Director and Chairman of Unx, Inc.
                                                                  (equities trading firm) since 2003;
                                                                  Director of registered investment companies
                                                                  advised by Merrill Lynch Investment Managers
                                                                  and affiliates (1985--2004); Genbel Securities
                                                                  Limited (South African financial services firm)
                                                                  (1999--2003), Gensec Bank (1999--2003), Sanlam
                                                                  Investment Management (1999--2001), Sanlam, Ltd,
                                                                  (South African insurance company) (2001--2003),
                                                                  Stockbank, Inc. (credit card firm) (2000--2002),
                                                                  Bulldogresearch.com (investment research) (1999--
                                                                  2001); and Trustee of Commonfund (investment
                                                                  management) (1989--2001).

*Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 132
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  132
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver
                                                                  Education Foundation.

-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*       Secretary            June 2001           Managing Director and General Counsel of                      132
(1951)                                                            Vanguard since September 1997); Secretary of
                                                                  Vanguard and of each of the investment companies
                                                                  served by Vanguard since June 2001.

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the               132
(1957)                                                            investment companies served by Vanguard since July 1998.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2003 and 2004, Vanguard paid Greenwich subscription fees amounting to less than $350,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee four meetings during each Fund's last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2004. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.

                                                 DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                     FUND SHARES        VANGUARD FUND SHARES
FUND                                   TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                   -------  ----------------            ----------------
VANGUARD SHORT-TERM
TREASURY FUND                  John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                                         Andre
                                     F. Perold              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

VANGUARD SHORT-TERM
FEDERAL FUND                   John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                               Andre F. Perold              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

VANGUARD SHORT-TERM
INVESTMENT-GRADE FUND          John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel     Over $100,000               Over $100,000
                               Andre F. Perold              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson  $50,001-$100,000               Over $100,000

VANGUARD INTERMEDIATE-TERM
TREASURY FUND                  John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                               Andre F. Perold              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

VANGUARD INTERMEDIATE-TERM
INVESTMENT-GRADE FUND          John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                               Andre F. Perold              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

VANGUARD GNMA FUND             John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                               Andre F. Perold              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000


                                                 DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                     FUND SHARES        VANGUARD FUND SHARES
FUND                                   TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                   -------  ----------------            ----------------
VANGUARD LONG-TERM
TREASURY FUND                  John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                               Andre F. Perold              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

VANGUARD LONG-TERM
INVESTMENT-GRADE FUND          John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                               Andre F. Perold     Over $100,000               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

VANGUARD HIGH-YIELD
CORPORATE FUND                 John J. Brennan     Over $100,000               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel  $50,001-$100,000               Over $100,000
                               Andre F. Perold        $1-$10,000               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson   $10,001-$50,000               Over $100,000

VANGUARD INFLATION-PROTECTED
SECURITIES FUND                John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                               Andre F. Perold   $10,001-$50,000               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-31), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                     VANGUARD FIXED INCOME SECURITIES FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                  PENSION OR RETIREMENT
                                      AGGREGATE        BENEFITS ACCRUED           ACCRUED ANNUAL          TOTAL COMPENSATION
                                   COMPENSATION        AS PART OF THESE      RETIREMENT BENEFITS           FROM ALL VANGUARD
NAME OF TRUSTEE             FROM THESE FUNDS(1)      FUNDS' EXPENSES(1)    AT JANUARY 1, 2004(2)    FUNDS PAID TO TRUSTEE(3)
---------------             -------------------      ------------------    ---------------------    ------------------------
John J. Brennan                            None                    None                     None                        None
Charles D. Ellis                        $15,472                     N/A                      N/A                    $112,700
Rajiv L. Gupta                           15,472                     N/A                      N/A                     112,700
JoAnn Heffernan Heisen                   15,472                    $506                  $ 3,873                     112,700
Burton G. Malkiel                        15,472                     831                   11,247                     112,700
Andre F. Perold(4)                        2,636                     N/A                      N/A                      19,200
Alfred M. Rankin, Jr.                    15,472                     613                    6,067                     112,700
J. Lawrence Wilson                       17,850                     647                    8,393                     130,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended January 31, 2005. Each
Fund within the Trust is responsible for a proportionate share of these amounts.
(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months)
of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 132 Vanguard funds (129 in the case of Mr. Malkiel) for the 2004 calendar year.
(4) Mr. Perold became a trustee effective December 2004.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of a Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

 As of January 31, 2005, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic

Data Processing, Inc., Intelligencer Printing Company, McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, (Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers, and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES

VANGUARD

The Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, Long-Term Treasury, and Inflation-Protected Securities Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

 During the fiscal years ended January 31, 2003, 2004, and 2005, the Funds incurred the following advisory expenses:


FUND                                             2003        2004        2005
----                                             ----        ----        ----
Vanguard Short-Term Treasury Fund          $  410,000    $584,000    $xxx,000
Vanguard Short-Term Federal Fund              358,000     507,000     xxx,000
Vanguard Short-Term Investment- Grade Fund  1,375,000   1,916,000   x,xxx,000
Vanguard Intermediate-Term Treasury Fund      526,000     634,000     xxx,000
Vanguard Intermediate-Term Investment-Grade
 Fund                                         407,000     537,000     xxx,000
Vanguard Long-Term Treasury Fund              254,000     308,000     xxx,000
Vanguard Inflation-Protected Securities
 Fund                                         234,000     537,000     xxx,000

 The investment management staff is supervised by the senior officers of the Funds. The senior officers are directly responsible to the board of trustees of the Funds.

OTHER ACCOUNTS MANAGED

Robert F. Auwaerter managed the Short- and Intermediate-Term Investment-Grade Funds, which, as of January 31, 2005, collectively held assets of $xx,xxx,xxx,000. Mr. Auwaerter also managed xxxx other registered investment companies with total assets of $xx,xxx,xxx,000, as of January 31, 2005, and xxx other pooled investment vehicles with total assets of $x,xxx,xxx,000, as of January 31, 2005.

 David R. Glocke managed the Short-, Intermediate-, and Long-Term Treasury Funds, which, as of January 31, 2005, collectively held assets of $xx,xxx,xxx,000. Mr. Glocke also managed xxxx other registered investment companies with total assets of $xx,xxx,xxx,000, as of January 31, 2005, and xxx other pooled investment vehicles with total assets of $x,xxx,xxx,000, as of January 31, 2005.

 Ronald M. Reardon managed the Short-Term Federal Fund, which, as of January 31, 2005, held assets of $xx,xxx,xxx,000. Mr. Reardon also managed xxxx other registered investment companies with total assets of $xx,xxx,xxx,000, as of January 31, 2005, and xxx other pooled investment vehicles with total assets of $x,xxx,xxx,000, as of January 31, 2005.

 John W. Hollyer managed the Inflation-Protected Securities Fund, which, as of January 31, 2005, held assets of $xx,xxx,xxx,000. Mr. Hollyer also managed xxxx other registered investment companies with total assets of $xx,xxx,xxx,000, as of January 31, 2005, and xxx other pooled investment vehicles with total assets of $x,xxx,xxx,000, as of January 31, 2005.

 Kenneth E. Volpert managed the Inflation-Protected Securities Fund, which, as of January 31, 2005, held assets of $xx,xxx,xxx,000. Mr. Volpert also managed xxxx other registered investment companies with total assets of $xx,xxx,xxx,000, as of January 31, 2005, and xxx other pooled investment vehicles with total assets of $x,xxx,xxx,000, as of January 31, 2005.

MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION

As of January 31, 2005, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

 A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objectives and policies and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For each Fund, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

THIRD-PARTY INVESTMENT ADVISORS

For funds that are advised by an independent third-party advisory firm unaffiliated with Vanguard, Vanguard hires an investment advisory firm, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates the advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. The advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent and quality of the services provided, investment performance, and fair market value of services provided. The advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to the unaffiliated investment advisory firm, in this case Wellington Management Company, LLP (Wellington Management) is described in detail in the following sections. In addition, Wellington Management has established policies and procedures designed to address the potential for conflicts of interest. Wellington Management's compensation structure and management of potential conflicts of interest is summarized by Wellington Management in the following sections for the period ended January 31, 2005.

WELLINGTON MANAGEMENT

Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, whose managing partners are Laurie A. Gabriel, Perry M. Traquina, and John R. Ryan.

INVESTMENT ADVISORY ARRANGEMENTS

The GNMA, Long-Term Investment-Grade, and High-Yield Corporate Funds employ Wellington Management under investment advisory agreements with the Trust. Under the investment advisory agreements, Wellington Management manages the investment and reinvestment of each of the three Fund's assets and continuously reviews, supervises, and administers the Fund's investment program. Wellington Management advises each Fund subject to the supervision and oversight of the officers and trustees of the Fund.

 The GNMA, Long-Term Investment-Grade, and High-Yield Corporate Funds each pay Wellington Management a fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of each of the three Funds for the quarter:

            GNMA FUND

AVERAGE NET ASSETS  ANNUAL RATES
------------------  ------------
First $3 billion          0.020%
Next $3 billion           0.010%
Over $6 billion           0.008%

LONG-TERM INVESTMENT-GRADE FUND

AVERAGE NET ASSETS  ANNUAL RATES
------------------  ------------
First $1 billion          0.040%
Next $1 billion           0.030%
Next $1 billion           0.020%
Over $3 billion           0.015%

  HIGH-YIELD CORPORATE FUND

AVERAGE NET ASSETS  ANNUAL RATES
------------------  ------------
First $1 billion.         0.060%
Next $3 billion           0.040%
Next $6 billion           0.030%
Over $10 billion          0.025%

 During the fiscal years ended January 31, 2003, 2004, and 2005, the three Funds incurred the following advisory fees:

FUND                                            2003        2004        2005
----                                            ----        ----        ----
Vanguard GNMA Fund                        $2,395,000  $2,562,000  $x,xxx,000
Vanguard Long-Term Investment-Grade Fund   1,078,000   1,134,000   x,xxx,000
Vanguard High-Yield Corporate Fund         2,253,000   2,847,000   x,xxx,000

 For each of these Funds, the present advisory agreement may be continued for successive one-year periods only if (1) such continuance is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of those members of the board of trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. Each agreement may be terminated by the Fund at any time, without penalty, (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to Wellington Management, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by Wellington Management upon ninety (90) days' written notice to the Fund. The agreement will automatically terminate in the event of its assignment.

OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by each named portfolio manager as of January 31, 2005.

                                                                         NUMBER OF ACCOUNTS              TOTAL ASSETS IN ACCOUNTS
                                                   TOTAL ASSETS       WHERE ADVISORY FIRM'S                 WHERE ADVISORY FIRM'S
                                      NUMBER        IN ACCOUNTS             FEE IS BASED ON                       FEE IS BASED ON
PAUL D. KAPLAN                   OF ACCOUNTS        ($ MILLION)         ACCOUNT PERFORMANCE       ACCOUNT PERFORMANCE ($ MILLION)
--------------                   -----------        -----------         -------------------       -------------------------------
Registered Investment
 Companies
Other Pooled Investment
 Vehicles
Other Accounts

                                                                         NUMBER OF ACCOUNTS              TOTAL ASSETS IN ACCOUNTS
                                                   TOTAL ASSETS       WHERE ADVISORY FIRM'S                 WHERE ADVISORY FIRM'S
                                      NUMBER        IN ACCOUNTS             FEE IS BASED ON                       FEE IS BASED ON
EARL E. MCEVOY                   OF ACCOUNTS        ($ MILLION)         ACCOUNT PERFORMANCE       ACCOUNT PERFORMANCE ($ MILLION)
--------------                   -----------        -----------         -------------------       -------------------------------
Registered Investment
 Companies
Other Pooled Investment
 Vehicles
Other Accounts

                                                                         NUMBER OF ACCOUNTS              TOTAL ASSETS IN ACCOUNTS
                                                   TOTAL ASSETS       WHERE ADVISORY FIRM'S                 WHERE ADVISORY FIRM'S
                                      NUMBER        IN ACCOUNTS             FEE IS BASED ON                       FEE IS BASED ON
NATHANIEL S. LEVY                OF ACCOUNTS        ($ MILLION)         ACCOUNT PERFORMANCE       ACCOUNT PERFORMANCE ($ MILLION)
-----------------                -----------        -----------         -------------------       -------------------------------
Registered Investment
 Companies
Other Pooled Investment
 Vehicles
Other Accounts

MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of each Fund (Portfolio Managers) generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, and risk profiles that differ from those of the relevant Fund. The Portfolio Managers make investment decisions for the relevant Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.

 Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

DESCRIPTION OF COMPENSATION

Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Investment Advisory Agreement between Wellington Management and Vanguard Fixed Income Securities Fund with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended January 31, 2005.

 Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Portfolio Managers includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Portfolio Managers are determined by the Portfolio Manager's experience and performance in their role as a Portfolio Manager. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by that Portfolio Manager and generally each other portfolio managed by such Portfolio Manager. For the Funds, the incentives paid to the Portfolio Managers are based on the revenues earned by Wellington Management, which have no performance-related component. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Portfolio Managers, including portfolios with performance fees.

 The incentive compensation component across all portfolios managed by a Portfolio Manager can, and typically does, represent a significant portion of a Portfolio Manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to participate in a partner-funded retirement plan. Messrs. Kaplan and McEvoy are partners of the firm.

OWNERSHIP OF SECURITIES

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2004, Vanguard employees collectively invested $1.27 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds. As of January 31, 2005, the portfolio managers owned shares of the Funds as follows: .

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. For Vanguard GNMA, Long-Term Investment-Grade, and High-Yield Corporate Funds, which are advised by independent third-party advisory firm unaffiliated with Vanguard (collectively, the "Externally-Advised Funds"), the board determines annually whether to approve and renew the Funds' investment advisory agreements. For Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Investment-Grade, Intermediate-Term Treasury, Intermediate-Term Investment-Grade, Long-Term Treasury, and Inflation-Protected Securities Funds, which are advised by Vanguard (collectively, the

"Vanguard-Advised Funds"), the board considers annually whether the Funds and their shareholders continue to benefit from the internalized management structure whereby the Funds receive investment management services at cost from Vanguard's Fixed Income Group.

 Vanguard provides the board with monthly, quarterly, and annual analyses of each advisor's performance, as well as other information of interest from time to time. In addition, the investment advisors provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short and long term performance of the advisors of each Fund, and the internalized management services provided by Vanguard. Each Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.

 When considering whether to renew an investment advisory contract (in the case of the Externally-Advised Funds), or continue the internalized management structure of the Vanguard-Advised Funds, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided, the investment performance of the Fund's assets managed by the advisor, and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund, if relevant; intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant, as well as the advisor's control of the investment expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

 For the Externally-Advised Funds, the board also takes into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board reviews the investment performance of each Fund and compares the results with those of a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

 After reviewing and considering the factors stated above as they relate to the Funds, the board determines whether it would be in the best interests of the respective Fund shareholders to renew the investment advisory agreements for each of the Externally-Advised Funds and to continue the internalized management arrangements for the Vanguard-Advised Funds.

 In its most recent review of each Fund's advisory arrangement, the board identified no single factor that controlled the decision. The primary factors underlying the board's determination to renew each Fund's advisory arrangements were as follows:

GNMA FUND (WELLINGTON MANAGEMENT)

- The board considered performance and advisory fee information when determining whether to continue the Fund's investment advisory arrangement with Wellington Management. Recent performance and advisor fee information follows:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                        RATE OF THE FUNDS'
                                   1/31/2005         1/31/2005          1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD GNMA FUND INVESTOR SHARES     x.xx%             x.xx%              x.xx%             0.20%                   0.01%
Lehman Brothers GNMA Index             x.xx              x.xx               x.xx               N/A                     N/A
Average GNMA Fund*                     x.xx              x.xx               x.xx              1.05                    0.35

*Derived from data provided by Lipper Inc.

- The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board determined that the Fund outperformed relevant indexes and benchmarks, particularly over the long-term.

- The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the Fund's board ensures that if the Fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee rate. The board concluded that the advisory fee paid to Wellington Management was significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. Following the review, the board noted the portfolio management team's outstanding experience and education.

- The board considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the Fund, and concluded that renewal of the investment advisory agreement is in the best interest of the Fund and its shareholders.

LONG-TERM INVESTMENT-GRADE FUND (WELLINGTON MANAGEMENT)

- The board considered performance and advisory fee information when determining whether to continue the Fund's investment advisory arrangement with Wellington Management. Recent performance and advisor fee information follows:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                        RATE OF THE FUNDS'
                                   1/31/2005         1/31/2005          1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD LONG-TERM INVESTMENT-
 GRADE FUND INVESTOR SHARES            x.xx%             x.xx%              x.xx%             0.25%                   0.02%
Lehman Brothers Long Credit A or Better
 Bond Index                            x.xx              x.xx               x.xx               N/A                     N/A
Average Corporate Debt A-Rated Fund*   x.xx              x.xx               x.xx              1.14                    0.43

*Derived from data provided by Lipper Inc.

- The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board determined that the Fund's performance was in line with relevant indexes and benchmarks.

- The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the Fund's board ensures that if the Fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee rate. The board concluded that the advisory fee paid to Wellington Management was significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. Following the review, the board noted the portfolio management team's outstanding experience and education.

- The board considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the Fund, and concluded that renewal of the investment advisory agreement is in the best interest of the Fund and its shareholders.

HIGH-YIELD CORPORATE FUND (WELLINGTON MANAGEMENT)

The board's decision to revise the Fund's advisory fee schedule as of May 2005 was based upon its most recent evaluation of the Advisor's investment staff, portfolio management process, and performance results. In considering whether to approve an Amended and Restated Investment Advisory Agreement, the board engaged in arm's-length discussions with Wellington Management and considered the factors discussed below, among others.

 The board considered the benefits to shareholders of continuing to retain Wellington Management as the Advisor to the Fund, particularly in light of the nature, extent, and quality of services provided by Wellington Management. The board considered the quality of investment management of the Fund over both the short- and long-term and the organizational depth and stability of the firm. The board noted that Wellington Management has been the Fund's advisor since inception in 1978, and that the firm has over 75 years of investment management experience. The board concluded that the revised advisory fee schedule would help the Fund and its shareholders maintain a solid portfolio management team. The board concluded that under the new advisory fee schedule, the Fund and its shareholders will benefit because the new fee arrangement will help Wellington Management retain and expand the Fund's competitive management team.

 The board considered the investment performance of the Fund and compared the results with those of the Fund's peer group and relevant benchmarks. The board concluded that Vanguard High-Yield Corporate Fund has consistently performed within expectations, given the Fund's unique position in the high-yield fund group. The Fund's mandated focus on higher-quality issues within the high-yield market led to relative outperformance in times of tight or distressed credit markets and higher default rates, and to relative underperformance in periods when the market rebounded and lower-quality issues posted the best performance. Among other comparative data, the board considered the following performance information about the Fund.

                    AVERAGE ANNUAL RETURN (BEFORE TAXES)
                    ------------------------------------

                                  1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED
                                     1/31/2005      1/31/2005       1/31/2005
                                     ---------      ---------       ---------
VANGUARD HIGH-YIELD CORPORATE
 FUND INVESTOR SHARES                    7.34%          5.83%           7.48%
Lehman Brothers High-Yield Bond
 Index                                   8.90           7.03            7.97
Average High Current Yield Fund*         8.00           4.65            6.76

*Derived from data provided by Lipper Inc.

- The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment of the fee schedule, the Fund's advisory fee remains significantly below that of most of its peers. Among other comparative data, the board considered the following expense information.

                     AVERAGE ANNUAL RETURN (BEFORE TAXES)
                     ------------------------------------
                                            ADVISORY FEES   ESTIMATED ADVISORY
                                          EXPRESSED AS AN       FEE RATE AFTER
                                         ANNUAL EFFECTIVE    IMPLEMENTATION OF
                                       RATE OF THE FUND'S         NEW ADVISORY
                       EXPENSE RATIO   AVERAGE NET ASSETS         FEE SCHEDULE
                       -------------   ------------------         ------------
VANGUARD HIGH-YIELD
 CORPORATE FUND
 INVESTOR SHARES                0.22%               0.03%                0.04%
Average High Current
 Yield Fund*                    1.30                0.52                  N/A

*Derived from data provided by Lipper Inc.

- The board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the Fund's trustees ensure that if the Fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee rate.

- The board considered all of the circumstances and information provided by both Wellington Management and Vanguard regarding the performance of the Fund, and concluded that approval of the Amended and Restated Investment Advisory Agreement is in the best interest of the Fund and its shareholders.

SHORT-TERM TREASURY FUND (VANGUARD)

The board considered performance and advisory expense information when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund. The specific Fund performance and advisory expense information considered by the board included the following:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                        RATE OF THE FUNDS'
                                   1/31/2005         1/31/2005          1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD SHORT-TERM TREASURY FUND
 INVESTOR SHARES                       x.xx%             x.xx%              x.xx%             0.24%                   0.xx%
Lehman Brothers 1-5 Year U.S. Treasury
 Bond Index                            x.xx              x.xx               x.xx               N/A                     N/A
Average Short Treasury Fund*           x.xx              x.xx               x.xx              0.55                    0.27

*Derived from data provided by Lipper Inc.

- The board considered the Fund's short- and long-term investment performance, which is disclosed in the preceding table. The board determined that the performance results for the Fund were within expectations, in light of the current market environment and as compared with relevant performance standards, including the performance results of the peer group (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board considered the advisory expenses incurred by the Fund and assessed the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders to continue the investment management arrangement with Vanguard.

SHORT-TERM FEDERAL FUND (VANGUARD)

The board considered performance and advisory expense information when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund. The specific Fund performance and advisory expense information considered by the board included the following:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                        RATE OF THE FUNDS'
                                   1/31/2005         1/31/2005          1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD SHORT-TERM FEDERAL FUND
 INVESTOR SHARES                       x.xx%             x.xx%              x.xx%             0.20%                   0.xx%
Lehman Brothers 1-5 Year Government
 Bond Index                            x.xx              x.xx               x.xx               N/A                     N/A
Average 1-5 Year Government Fund*      x.xx              x.xx               x.xx              0.93                    0.33

*Derived from data provided by Lipper Inc.

- The board also considered the Fund's short- and long-term investment performance, which is disclosed in the preceding table. The board determined that the performance results for the Fund were . and within expectations, as compared with relevant performance standards, including the performance results of the peer group (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board assessed the advisory expenses incurred by the Fund and considered the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders to continue the investment management arrangement with Vanguard.

SHORT-TERM INVESTMENT-GRADE FUND (VANGUARD)

The board considered performance and advisory expense information when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund. The specific Fund performance and advisory expense information considered by the board included the following:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                        RATE OF THE FUNDS'
                                   1/31/2005         1/31/2005          1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD SHORT-TERM INVESTMENT-GRADE
 FUND INVESTOR SHARES                  x.xx%             x.xx%              x.xx%             0.18%                   0.xx%
Lehman Brothers 1-5 Year U.S.
 Credit Index                          x.xx              x.xx               x.xx               N/A                     N/A
Average 1-5 Year Investment
 Grade Fund*                           x.xx              x.xx               x.xx              0.94                    0.34

*Derived from data provided by Lipper Inc.

- The board also considered the Fund's short- and long-term investment performance, which is disclosed in the preceding table. The board determined that the performance results for the Fund were . and within expectations, as compared with relevant performance standards, including the performance results of the peer group (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board assessed the advisory expenses incurred by the Fund and considered the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders to continue the investment management arrangement with Vanguard.

INTERMEDIATE-TERM TREASURY FUND (VANGUARD)

The board considered performance and advisory expense information when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund. The specific Fund performance and advisory expense information considered by the board included the following:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                        RATE OF THE FUNDS'
                                   1/31/2005         1/31/2005          1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD INTERMEDIATE-TERM TREASURY FUND
 INVESTOR SHARES                       x.xx%             x.xx%              x.xx%             0.24%                   0.xx%
Lehman Brothers 5-10 Year U.S. Treasury
 Bond Index                            x.xx              x.xx               x.xx               N/A                     N/A
Average Intermediate Treasury Fund*    x.xx              x.xx               x.xx              0.62                    0.42

*Derived from data provided by Lipper Inc.

- The board considered the Fund's short- and long-term investment performance, which is disclosed in the preceding table. The board determined that the performance results for the Fund were . over the long-term, as compared with relevant performance standards, including the performance results of the peer group (derived from data provided by Lipper Inc.) and appropriate market indexes.

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board considered the advisory expenses incurred by the Fund and assessed the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders to continue the investment management arrangement with Vanguard.

INTERMEDIATE-TERM INVESTMENT-GRADE FUND (VANGUARD)

The board considered performance and advisory expense information when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund. The specific Fund performance and advisory expense information considered by the board included the following:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                        RATE OF THE FUNDS'
                                   1/31/2005         1/31/2005          1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD INTERMEDIATE-TERM
 INVESTMENT-GRADE FUND
 INVESTOR SHARES                      x.xx%              x.xx%              x.xx%             0.20%                   0.xx%
Lehman Brothers 5-10 Year U.S.
 Credit Index                         x.xx               x.xx               x.xx               N/A                     N/A
Average Intermediate Investment-
 Grade Fund*                          x.xx               x.xx               x.xx              1.01                    0.37

*Derived from data provided by Lipper Inc.

- The board considered the Fund's short- and long-term investment performance, which is disclosed in the preceding table. The board determined that the performance results for the Fund were ., in light of the current market environment and as compared with relevant performance standards, including the performance results of the peer group (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board considered the advisory expenses incurred by the Fund and assessed the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders to continue the investment management arrangement with Vanguard.

LONG-TERM TREASURY FUND (VANGUARD)

The board considered performance and advisory expense information when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund. The specific Fund performance and advisory expense information considered by the board included the following:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                        RATE OF THE FUNDS'
                                   1/31/2005         1/31/2005          1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD LONG-TERM TREASURY FUND
 INVESTOR SHARES                       x.xx%             x.xx%              x.xx%             0.24%                   0.xx%
Lehman Brothers Long U.S. Treasury
 Bond Index                            x.xx              x.xx               x.xx               N/A                     N/A
Average General U.S. Treasury Fund*    x.xx              x.xx               x.xx              0.62                    0.16

*Derived from data provided by Lipper Inc.

- The board considered the Fund's short- and long-term investment performance, which is disclosed in the preceding table. The board determined that the performance results for the Fund were ., in light of the current market environment and as compared with relevant performance standards, including the performance results of the peer group (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board considered the advisory expenses incurred by the Fund and assessed the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders to continue the investment management arrangement with Vanguard.

INFLATION-PROTECTED SECURITIES FUND (VANGUARD)

The board considered performance and advisory expense information when determining whether Vanguard should continue providing internalized investment management services at cost to the Fund. The specific Fund performance and advisory expense information considered by the board included the following:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                 ADVISORY FEES
                                                                                            EXPRESSED AS AN
                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED      SINCE INCEPTION                        RATE OF THE FUNDS'
                                   1/31/2005      ENDED 1/31/2005     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------      ---------------     -------------      ------------------
Vanguard Inflation-Protected
 Securities Fund Investor Shares
 (Inception June 29, 2000)             x.xx%                x.xx%             0.17%                   0.xx%
Lehman Brothers U.S. Treasury
 Inflation Notes Index                 x.xx                 x.xx               N/A                     N/A
Average Treasury Inflation
 Protected Securities Fund*            x.xx                 x.xx              0.93                    0.24

*Derived from data provided by Lipper Inc.

- The board considered the Fund's short- and long-term investment performance, which is disclosed in the preceding table. The board determined that the performance results for the Fund were ., in light of the current market environment and as compared with relevant performance standards, including the performance results of the peer group (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board considered the advisory expenses incurred by the Fund and assessed the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders to continue the investment management arrangement with Vanguard.

                             PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.

     SHORT-TERM TREASURY, SHORT-TERM FEDERAL, SHORT-TERM INVESTMENT-GRADE, INTERMEDIATE-TERM TREASURY, INTERMEDIATE-TERM INVESTMENT-GRADE, LONG-TERM
               TREASURY, AND INFLATION-PROTECTED SECURITIES FUNDS

Brokers or dealers who execute transactions for the Funds are selected by Vanguard's Fixed Income Group, which is responsible for using its best efforts to obtain the best available price and most favorable execution for each transaction under the circumstances. Principal transactions are made directly with issuers, underwriters, and market-makers and usually do not involve brokerage commissions, although underwriting commissions and dealer mark-ups may be involved. Brokerage commissions are paid, however, in connection with opening and closing out futures positions. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; if more than one broker can offer such terms, then consideration may be given to brokers who provide the staff with research and statistical information.

 Vanguard's Fixed Income Group may occasionally make recommendations to other Vanguard funds or clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, which could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

        GNMA, LONG-TERM INVESTMENT-GRADE, AND HIGH-YIELD CORPORATE FUNDS

The types of securities in which the Funds invest is generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

 When a Fund purchases a newly issued security at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset its management expenses.

 As previously explained, the types of securities that the Fund purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

                                   ALL FUNDS

The Funds incurred the following brokerage commissions for the fiscal years ended January 31, 2003, 2004, and 2005:

FUND                              2003                2004                2005
----                              ----                ----                ----
Vanguard Short-Term
 Treasury Fund                     N/A                 N/A             $68,569
Vanguard Short-Term
 Federal Fund                      N/A                 N/A               6,800
Vanguard Short-Term
 Investment-Grade Fund*            N/A                 N/A             338,277
Vanguard
 Intermediate-Term
 Treasury Fund                     N/A                 N/A             101,959
Vanguard Intermediate-Term
 Investment-Grade Fund*            N/A                 N/A             112,086
Vanguard GNMA Fund                 N/A                 N/A                 N/A
Vanguard Long-Term
 Treasury Fund                     N/A                 N/A              73,702
Vanguard Long-Term
 Investment-Grade Fund*            N/A                 N/A                 N/A
Vanguard High-Yield
 Corporate Fund                    N/A             $47,171                 N/A
Vanguard Inflation-Protected
 Securities Fund                   N/A                 N/A             106,289

*Prior to August 19, 2004, these Funds were known, respectively, as Vanguard
 Short-Term Corporate Fund, Vanguard Intermediate-Term Corporate Fund, and Long-Term Corporate Fund.

                            PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. The guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. Companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board                       Nominated slate results in board comprised of a majority of non-
comprised of a majority of independent directors.      independent directors.
All members of Audit, Nominating, and                  Audit, Nominating, and/or Compensation committees include non-
Compensation committees are independent of             independent members.
management.                                            Incumbent board member failed to attend at least 75% of meetings in the previous year.
                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
--------------------                                          ------------------------
Company requires senior executives to                         Total potential dilution (including all stock-based plans) exceeds 15%
hold a minimum amount of company stock                        of shares outstanding.
(frequently expressed as a multiple of
salary).
Company requires stock acquired through                       Annual option grants have exceeded 2% of shares outstanding.
option exercise to be held for a certain
period of time.
Compensation program includes performance-vesting             Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked           approval.
grants.
Concentration of option grants to senior executives is        Plan permits issuance of options with exercise prices below the grant
limited (indicating that the plan is very broad-based).       date market value of the company's stock.
Stock-based compensation is clearly used as a                 Plan provides for the issuance of reload options.
substitute for cash in delivering market-competitive
total pay.
                                                              Plan contains automatic share replenishment (evergreen) feature.

B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                                  FACTORS AGAINST APPROVAL
--------------------                                  ------------------------
Plan is relatively short-term (3-5 years).            Plan is long term (>5 years).
Plan requires shareholder approval for renewal.       Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee               Ownership trigger is less than 15%.
of independent directors at least every three years
(so-called TIDE provisions).
Plan includes permitted bid/qualified offer           Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.               Board with limited independence.
Ownership trigger is reasonable (15-20%).
Highly independent, non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. We support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                            YIELD AND TOTAL RETURNS

The annualized yields of each Fund for the 30-day period ended January 31, 2005, are set forth below. In calculating the yield, the premiums and discounts on asset-backed securities are not amortized.

                                                    SHARE CLASSES
                                                    -------------

FUND                               INVESTOR              ADMIRAL           INSTITUTIONAL
----                               --------              -------           -------------
Vanguard Short-Term
 Treasury Fund                        x.xx%                x.xx%                    N/A
Vanguard Short-Term
 Federal Fund                         x.xx                 x.xx                     N/A
Vanguard Short-Term
 Investment-Grade Fund*               x.xx                 x.xx                    x.xx%
Vanguard Intermediate-Term
 Treasury Fund                        x.xx                 x.xx                     N/A
Vanguard Intermediate-Term
 Investment-Grade Fund*               x.xx                 x.xx                     N/A
Vanguard GNMA Fund                    x.xx                 x.xx                     N/A
Vanguard Long-Term
 Treasury Fund                        x.xx                 x.xx                     N/A
Vanguard Long-Term
 Investment-Grade Fund*               x.xx                 x.xx                     N/A
Vanguard High-Yield
 Corporate Fund                       x.xx                 x.xx                     N/A
Vanguard Inflation-Protected
 Securities Fund**                    x.xx                  N/A                    x.xx

 *Prior to August 19, 2004, these Funds were known, respectively, as Vanguard Short-Term
  Corporate Fund, Vanguard Intermediate-Term Corporate Fund, and Long-Term Corporate Fund.
**In real terms; the Fund's yields are not adjusted for projected inflation. The principal amounts--and thus the interest payments--of the Fund's securities are adjusted over time to reflect inflation.

 The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods (or since inception) ended January 31, 2005, are set forth below:

                                                 5 YEARS             10 YEARS
                                               (or since            (or since
                                              inception)           inception)
                        1 YEAR ENDED               ENDED                ENDED
INVESTOR SHARES            1/31/2005           1/31/2005            1/31/2005
---------------            ---------           ---------            ---------
VANGUARD SHORT-TERM TREASURY FUND
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

VANGUARD SHORT-TERM FEDERAL FUND
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

VANGUARD SHORT-TERM INVESTMENT-GRADE FUND*
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

VANGUARD INTERMEDIATE-TERM TREASURY FUND
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

VANGUARD INTERMEDIATE-TERM INVESTMENT-GRADE FUND*
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

*Prior to August 19, 2004, this Fund was known as Vanguard Short-Term
 Corporate Fund.

                                                 5 YEARS             10 YEARS
                                               (or since            (or since
                                              inception)           inception)
                        1 YEAR ENDED               ENDED                ENDED
INVESTOR SHARES            1/31/2005           1/31/2005            1/31/2005
---------------            ---------           ---------            ---------
VANGUARD GNMAFUND
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

VANGUARD LONG-TERM TREASURY FUND
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

VANGUARD LONG-TERM INVESTMENT-GRADE FUND*
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

VANGUARD HIGH-YIELD CORPORATE FUND
 Return Before Taxes           x.xx%               x.xx%                x.xx%
 Return After Taxes
  on Distributions             x.xx                x.xx                 x.xx
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                 x.xx

VANGUARD INFLATION-PROTECTED SECURITIES FUND
(Inception June 5, 2000**)
 Return Before Taxes           x.xx%               x.xx%                 N/A
 Return After Taxes
  on Distributions             x.xx                x.xx                  N/A
 Return After Taxes
  on Distributions and
  Sale of Fund Shares          x.xx                x.xx                  N/A

 *Prior to August 19, 2004, these Funds were known, respectively, as Vanguard
  Intermediate-Term Corporate Fund and Vanguard Long-Term Corporate Fund. **Subscription period for the Fund's Investor Shares was June 5, 2000, to June
  29, 2000, during which time all assets were held in money market instruments. Performance measurement began June 29, 2000.


                                                                     5 YEARS
                                                                   (or since
                                                                  inception)
                                            1 YEAR ENDED               ENDED
ADMIRAL SHARES                                 1/31/2005           1/31/2005
--------------                                 ---------           ---------
VANGUARD SHORT-TERM TREASURY FUND
(Inception February 13, 2001)
 Return Before Taxes                               x.xx%               x.xx%

VANGUARD SHORT-TERM FEDERAL FUND
(Inception February 12, 2001)
 Return Before Taxes                               x.xx%               x.xx%

VANGUARD SHORT-TERM INVESTMENT-GRADE FUND*
(Inception February 12, 2001)
 Return Before Taxes                               x.xx%               x.xx%

VANGUARD INTERMEDIATE-TERM TREASURY FUND
(Inception February 12, 2001)
 Return Before Taxes                               x.xx%               x.xx%

VANGUARD INTERMEDIATE-TERM INVESTMENT-GRADE FUND*
(Inception February 12, 2001)
 Return Before Taxes                               x.xx%               x.xx%

VANGUARD GNMA FUND
(Inception February 12, 2001)
 Return Before Taxes                               x.xx%               x.xx%

VANGUARD LONG-TERM TREASURY FUND
(Inception February 12, 2001)
 Return Before Taxes                               x.xx%               x.xx%

*Prior to August 19, 2004, these Funds were known, respectively, as Vanguard
 Short-Term Corporate Fund and Vanguard Intermediate-Term Corporate Fund.

                                                                     5 YEARS
                                                                   (or since
                                                                  inception)
                                            1 YEAR ENDED               ENDED
ADMIRAL SHARES                                 1/31/2005           1/31/2005
--------------                                 ---------           ---------
VANGUARD LONG-TERM INVESTMENT-GRADE FUND*
(Inception February 12, 2001)
 Return Before Taxes                               x.xx%               x.xx%

VANGUARD HIGH-YIELD CORPORATE FUND
(Inception November 12, 2001)
 Return Before Taxes                               x.xx%               x.xx%

*Prior to August 19, 2004, this Fund was known as Vanguard Long-Term Corporate
 Fund.

                                                   5 YEARS             10 YEARS
                                                 (or since            (or since
                                                inception)           inception)
                          1 YEAR ENDED               ENDED                ENDED
INSTITUTIONAL SHARES         1/31/2005           1/31/2005            1/31/2005
--------------------         ---------           ---------            ---------
VANGUARD SHORT-TERM
 INVESTMENT-GRADE FUND*
(Inception September 30, 1997)
 Return Before Taxes             x.xx%               x.xx%                x.xx%

VANGUARD INFLATION-PROTECTED
 SECURITIES FUND
(Inception December 12, 2003)
 Return Before Taxes             x.xx%               x.xx%                 N/A

*Prior to August 19, 2004, this Fund was known as Vanguard Short-Term
 Corporate Fund.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal year ended January 31, 2005, appearing in the Funds' 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                   APPENDIX--DESCRIPTION OF BOND RATINGS


The following are excerpts from Moody's Investors Service, Inc.'s description of its bond ratings:

 AAA--Judged to be the best quality. They carry the smallest degree of investment risk.

 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high grade bonds.

 A--Possess many favorable investment attributes and are to be considered as "upper medium grade obligations".

 BAA--Considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

 BA--Judged to have speculative elements; their future cannot be considered as well assured.

 B--Generally lack characteristics of the desirable investment.

 CAA--Are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 CA--Speculative in a high degree; often in default.

 C--Lowest rated class of bonds; regarded as having extremely poor prospects of ever attaining any real investment standing.

 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

The following are excerpts from Standard & Poor's Corporation's description of its bond ratings:

 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

 AA--Also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

 BB, B, CCC, CC--Predominately speculative with respect to the capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

                                                                  SAI028  052005

                                     PART C

                     VANGUARD FIXED INCOME SECURITIES FUNDS
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on August 30, 2002, Post-Effective Amendment No. 58, is hereby incorporated by reference.
(b) By-Laws, filed on March 26, 2004, Post-Effective Amendment No. 70, are hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contracts, for Wellington Management Company (with respect to Vanguard GNMA Fund and Vanguard Long-Term Investment-Grade
       Fund), filed on March 20, 2003, Post-Effective Amendment No. 64; for Wellington Management Company (with respect to Vanguard High-Yield Corporate Fund), draft filed on March 30, 2005, Post-Effective Amendment No. 75, are hereby incorporated by reference. The Vanguard Group provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Underwriting Contracts--Not applicable
(f) Bonus or Profit Sharing Contracts--Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreements, for JP Morgan Chase Bank, filed on March 26, 2004, Post-Effective Amendment No. 70; for Bank of New York, filed on March 30, 2005, Post-Effective Amendment No. 75, are hereby incorporated by reference.
(h) Other Material Contracts--Amended and Restated Funds' Service Agreement, filed on March 20, 2003, Post-Effective Amendment No. 64, is hereby incorporated by reference.
(i)    Legal Opinion--Not Applicable
(j) Consent of Independent Registered Public Accounting Firm, to be filed by Amendment.
(k)    Omitted Financial Statements--Not Applicable
(l)    Initial Capital Agreements--Not Applicable
(m)    Rule 12(b)-1 Plan--Not Applicable
(n) Rule 18f-3 Plan, filed on March 30, 2005, Post-Effective Amendment No. 75, is hereby incorporated by reference.
(o)    Reserved
(p) Code of Ethics, for Wellington Management Company, filed on August 16, 2004, Post-Effective Amendment No. 74; for The Vanguard Group, filed on March 30, 2005, Post-Effective Amendment No. 75, are hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this
Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).
 Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other funds in The Vanguard Group of Investment Companies. See the information concerning The Vanguard Group set forth in Parts A and B. For information as to any other business, vocation, or employment of a substantial nature in which each director or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of officer, employee, partner, or trustee, reference is made to Form ADV (File #801-11953) filed by it under the Investment Advisers Act of 1940.

ITEM 27. PRINCIPAL UNDERWRITERS

Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodians, The Bank of New York, One Wall Street, New York, NY 10286, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of April, 2005.

                                        VANGUARD FIXED INCOME SECURITIES FUNDS

                                   BY: __________________/S/____________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


 Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

By:            --------------------------- President, Chairman, Chief            April 21, 2005
                  /S/ JOHN J. BRENNAN      Executive Officer, and Trustee
                      (Heidi Stam)
                    John J. Brennan*
By:            --------------------------- Trustee                               April 21, 2005
                  /S/ CHARLES D. ELLIS
                      (Heidi Stam)
                   Charles D. Ellis*
By:            --------------------------- Trustee                               April 21, 2005
                   /S/ RAJIV L. GUPTA
                      (Heidi Stam)
                    Rajiv L. Gupta*
By:            --------------------------- Trustee                               April 21, 2005
               /S/ JOANN HEFFERNAN HEISEN
                      (Heidi Stam)
                JoAnn Heffernan Heisen*
By:            --------------------------- Trustee                               April 21, 2005
                 /S/ BURTON G. MALKIEL
                      (Heidi Stam)
                   Burton G. Malkiel*
By:            --------------------------- Trustee                               April 21, 2005
                  /S/ ANDRE F. PEROLD
                      (Heidi Stam)
                    Andre F. Perold*
By:            --------------------------- Trustee                               April 21, 2005
               /S/ ALFRED M. RANKIN, JR.
                      (Heidi Stam)
                 Alfred M. Rankin, Jr.*
By:            --------------------------- Trustee                               April 21, 2005
                 /S/ J. LAWRENCE WILSON
                      (Heidi Stam)
                  J. Lawrence Wilson*
By:            --------------------------- Treasurer and Principal               April 21, 2005
                 /S/ THOMAS J. HIGGINS     Financial Officer and Principal
                      (Heidi Stam)         Accounting Officer
                   Thomas J. Higgins*


*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336.
 Incorporated by reference.